UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
   [X]     Preliminary Proxy Statement
   [ ]     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                14A-6(E)(2))
   [ ]     Definitive Proxy Statement
   [ ]     Definitive Additional Materials
   [ ]     Soliciting Material Pursuant to ss.240.14a-12

                (Name of Registrant as Specified In Its Charter)

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X]     No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

               (1) Title of each class of securities to which transaction applies:

               (2)  Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               (4)  Proposed maximum aggregate value of transaction:

               (5)  Total fee paid:

   [ ]     Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:

               (2)  Form, Schedule or Registration Statement No.:

               (3)  Filing Party:

               (4)  Date Filed:

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

Dear Shareholder:

I am writing you on an important matter relating to the Rydex family of funds (the "Funds"). On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of PADCO Advisors, Inc., the Funds' investment adviser that operates under the name Rydex Investments (the "Investment Adviser"), and Security Global Investors, LLC, the sub-adviser to certain Funds ("SGI"), and certain of SBHC's affiliates entered into agreements with an investor group (the "Investors") led by Guggenheim Partners, LLC. Under the agreements, the Investors will acquire control of the Investment Adviser, SGI and affiliates. Guggenheim Partners, LLC is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision.

This transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds are expected to remain the same and your daily experience in dealing with the Funds should remain unchanged. However, for legal reasons, this transaction will have the effect of terminating the Funds' investment advisory agreements with the Investment Adviser and the sub-advisory agreement between the Investment Adviser and SGI.

Accordingly, by this joint proxy statement, we are requesting that you vote to approve substantially identical investment advisory agreements and, as applicable, sub-advisory agreements to take the place of the current agreements, so that the Investment Adviser and, as applicable, SGI may continue to manage the Funds.

In addition, we are requesting that you vote to approve a change to each Fund's "fundamental investment policy" on borrowing money, which currently is more prohibitive than necessary.

A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, which are listed in an attachment to the Notice of Special Joint Meeting of Shareholders, has been scheduled for April 23, 2010 to vote on these matters. If you are a shareholder of record of any of the Funds as of the close of business on February 24, 2010, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you, as a shareholder, have since sold those shares.

You can vote in one of [four] ways:

o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

o    Through the web site listed in the proxy voting instructions,

o By telephone using the toll-free number listed in the proxy voting instructions, or

o    In person at the shareholder meeting on April 23, 2010.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Please read the enclosed information carefully before voting. If you have questions, please call The Altman Group at [INSERT PROXY SOLICITOR'S TELEPHONE NUMBER].

We appreciate your participation and prompt response in this matter and thank you for your continued support.


                                            Sincerely,

                                            /s/ Richard M. Goldman

                                            Richard M. Goldman
                                            President


PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

By its very nature, the following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders ("Joint Proxy Statement").

                              QUESTIONS AND ANSWERS

Q. WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Joint Proxy Statement and your proxy card -- because you have the right to vote on important proposals concerning your investment in the Rydex family of funds (the "Funds").

The first two proposals relate to actions that need to be taken in response to an impending change in control of PADCO Advisors, Inc., which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser"), and Security Global Investors, LLC, the sub-adviser to certain Funds ("SGI"). This change in control affects the Funds' advisory agreement with the Investment Adviser and the Investment Adviser's sub-advisory agreement with SGI.

The third proposal relates to a proposed change in each Fund's ability to borrow money. Each Fund has a "fundamental investment policy" on borrowing that is more prohibitive than necessary and than applicable law requires. The current policy limits investment strategies. Thus, the third proposal seeks to amend the current fundamental investment policy on borrowing money in order to provide the Funds with the maximum possible amount of flexibility to engage in borrowing activity, consistent with current law and with the Funds' investment strategies and objectives.

Q. WHY AM I BEING ASKED TO VOTE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, including the Funds, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term "investment adviser" applies to both an investment adviser and a sub-adviser.) Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Investment Adviser and SGI, and certain of SBHC's affiliates have entered into agreements with an investor group (the "Investors") led by Guggenheim Partners, LLC, which is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. Under the agreements, the Investors will acquire control of the Investment Adviser, SGI and affiliates (the "Transaction").

The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. However, the Transaction will result in a change in control of the Investment Adviser and SGI within the meaning of the 1940 Act. This will, in turn, result in the termination of the current investment advisory agreements between the Investment Adviser and each of the Funds (the "Current Investment Advisory Agreements"). In addition, the transaction will result in the termination of each of the current sub-advisory agreements between the Investment Adviser and SGI, with respect to certain Funds (the "Current Sub-Advisory Agreements" and, together with the Current Investment Advisory Agreements, the "Current Agreements").

At a Special Meeting of the Boards of Trustees (collectively, the "Board") of Rydex Series Funds and Rydex Dynamic Funds held on January 28, 2010, the Board considered and voted in favor of new investment advisory agreements between the Investment Adviser and each of the Funds (the "New Investment Advisory Agreements"), as well as new sub-advisory agreements between the Investment Adviser and SGI, with respect to certain Funds (the "New Sub-Advisory Agreements" and, together with the New Investment Advisory Agreements, the "New Agreements"), pursuant to which, subject to their approval by each Fund's shareholders, as applicable, the Investment Adviser will continue to serve as investment adviser to each Fund and SGI will continue to serve as sub-adviser to certain Funds after the completion of the Transaction. The fees charged by each of the Investment Adviser and SGI (collectively, the "Advisers") for their services to the Funds under each New Agreement will be the same as their fees under the corresponding Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements.

With respect to the third proposal, the 1940 Act requires shareholder approval to amend "fundamental investment policies" adopted by the Funds. Each Fund currently has in place a fundamental investment policy on its ability to borrow money. Each Fund's current fundamental investment policy on borrowing money, however, is more prohibitive than the 1940 Act requires, unnecessarily limiting investment strategies. Upon a request from management of the Funds, the Board has reviewed each Fund's fundamental investment policy on borrowing money and has recommended a change intended to simplify and modernize the policy. In general, the proposed change provides the Funds the maximum possible amount of flexibility to engage in borrowing activity consistent with current law and with the Funds' investment strategies and objectives. The proposal to amend each Fund's fundamental investment policy on borrowing money is unrelated to the Transaction.

Q. WILL THE PROPOSED TRANSACTION AFFECT ME?

A. No. The operations of the Advisers, the fees payable to the Advisers and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory and sub-advisory services provided to each Fund, as applicable, due to the change in control.

Q. WILL THERE BE ANY CHANGES TO THE FUNDS' OTHER SERVICE PROVIDERS?

A. The Investors will also acquire control of certain of the Funds' other service providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, Inc., which serves as the principal underwriter/distributor to the Funds, and Rydex Fund Services, Inc., which provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Under the 1940 Act, shareholder approval is not required in order for such Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to each Fund due to the changes in control.

Q. WILL MY FUND'S FEES FOR INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES
INCREASE?

A. No. The fee rates under the New Agreements are identical to those under the Current Agreements.

Q. WHAT EFFECT WILL THE PROPOSED CHANGE TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY HAVE ON THE FUNDS?

A. While this proposal is intended to provide the Investment Adviser and SGI, as applicable, with greater flexibility in managing each Fund's borrowing activity, a Fund would continue to be managed subject to limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in the Fund's registration statement.

Importantly, the Advisers do not intend to materially increase the borrowing level of any Fund in the near future, and therefore believe that the proposed changes will not materially affect the investment risks currently associated with any Fund.

Should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money would continue to apply unchanged.

Q. WHO IS ASKING FOR MY VOTE?

A. The enclosed proxy is being solicited by the Board of your Fund for use at the Special Joint Meeting of Shareholders to be held on April 23, 2010 (the "Meeting"), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Meeting.

Q. HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" all of the proposals contained in the Joint Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q. WHY AM I RECEIVING INFORMATION ABOUT FUNDS I DO NOT OWN?

A. The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund assuming that the Transaction is completed.

Q. WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A. To be approved with respect to a particular Fund, each proposal must be approved by a vote of a majority of the outstanding voting securities of that Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q. IF I AM A SMALL INVESTOR, WHY SHOULD I BOTHER TO VOTE?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of each proposal.

Q. HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. If you have questions, please call The Altman Group at [INSERT PROXY SOLICITOR'S TELEPHONE NUMBER].

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                                 1-800-820-0888

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 2010

Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of Rydex Series Funds and Rydex Dynamic Funds (each, a "Trust" and collectively, the "Trusts") and each of their respective series listed on the attached list (each, a "Fund" and collectively, the "Funds") will be held at the Trusts' offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET for the purposes listed below:

--------- ---------------------------------------------------- ----------------------------------------------------
          PROPOSAL                                             SHAREHOLDERS SOLICITED TO VOTE
--------- ---------------------------------------------------- ----------------------------------------------------
1.        THE APPROVAL OF A NEW INVESTMENT ADVISORY                                 ALL FUNDS
          AGREEMENT BETWEEN EACH TRUST AND PADCO ADVISORS,
          INC., WITH RESPECT TO EACH FUND

--------- ---------------------------------------------------- ----------------------------------------------------
2.        THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT               RYDEX | SGI GLOBAL 130/30 STRATEGY FUND
          BETWEEN PADCO ADVISORS, INC. AND SECURITY GLOBAL           RYDEX | SGI GLOBAL MARKET NEUTRAL FUND
          INVESTORS, LLC, WITH RESPECT TO CERTAIN FUNDS

--------- ---------------------------------------------------- ----------------------------------------------------
3.        THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL INVESTMENT                    ALL FUNDS
          POLICY ON BORROWING MONEY, WITH RESPECT TO EACH FUND

--------- ---------------------------------------------------- ----------------------------------------------------
4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING


After careful consideration, the Board of Trustees of each Trust unanimously recommends that shareholders vote "FOR" Proposal 1, "FOR" Proposal 2, and "FOR" Proposal 3.

Shareholders of record at the close of business on February 24, 2010 are entitled to notice of, and to vote at, the Meeting, even if such shareholders have since sold those shares.

We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Trusts, or by voting in person at the Meeting.

By Order of the Boards of Trustees,

/s/ Richard M. Goldman

Richard M. Goldman
President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       FUNDS PARTICIPATING IN THE MEETING

                                ON APRIL 23, 2010

--------------------------------------------------------------------------------
RYDEX SERIES FUNDS

                 Rydex | SGI All-Asset Aggressive Strategy Fund

                 Rydex | SGI All-Asset Conservative Strategy Fund

                 Rydex | SGI All-Asset Moderate Strategy Fund

                 Rydex | SGI All-Cap Opportunity Fund

                 Rydex | SGI Alternative Strategies Allocation Fund

                 Rydex Banking Fund

                 Rydex Basic Materials Fund

                 Rydex Biotechnology Fund

                 Rydex Commodities Strategy Fund

                 Rydex Consumer Products Fund

                 Rydex Electronics Fund

                 Rydex Energy Fund

                 Rydex Energy Services Fund

                 Rydex Europe 1.25x Strategy Fund

                 Rydex Financial Services Fund

                 Rydex | SGI Global 130/30 Strategy Fund

                 Rydex | SGI Global Market Neutral Fund

                 Rydex Government Long Bond 1.2x Strategy Fund

                 Rydex Health Care Fund

                 Rydex High Yield Strategy Fund

                 Rydex Internet Fund

                 Rydex Inverse Government Long Bond Strategy Fund

                 Rydex Inverse High Yield Strategy Fund

                 Rydex Inverse Mid-Cap Strategy Fund

                 Rydex Inverse NASDAQ-100(R) Strategy Fund

                 Rydex Inverse Russell 2000(R) Strategy Fund

                 Rydex Inverse S&P 500 Strategy Fund

                 Rydex Japan 2x Strategy Fund

                 Rydex Leisure Fund

                 Rydex | SGI Long/Short Commodities Strategy Fund

                 Rydex | SGI Managed Futures Strategy Fund

                 Rydex Mid-Cap 1.5x Strategy Fund

                 Rydex | SGI Multi-Hedge Strategies Fund

                 Rydex NASDAQ-100(R) Fund

                 Rydex Nova Fund

                 Rydex Precious Metals Fund

                 Rydex Real Estate Fund

                 Rydex Retailing Fund

                 Rydex Russell 2000(R) 1.5x Strategy Fund

                 Rydex Russell 2000(R) Fund

                 Rydex S&P 500 Fund

                 Rydex S&P 500 Pure Growth Fund

                 Rydex S&P 500 Pure Value Fund

                 Rydex S&P MidCap 400 Pure Growth Fund

                 Rydex S&P MidCap 400 Pure Value Fund

                 Rydex S&P SmallCap 600 Pure Growth Fund

                 Rydex S&P SmallCap 600 Pure Value Fund

                 Rydex Strengthening Dollar 2x Strategy Fund

                 Rydex Technology Fund

                 Rydex Telecommunications Fund

                 Rydex Transportation Fund

                 Rydex U.S. Government Money Market Fund

                 Rydex Utilities Fund

                 Rydex Weakening Dollar 2x Strategy Fund

--------------------------------------------------------------------------------
RYDEX DYNAMIC FUNDS


                 Dow 2x Strategy Fund

                 Inverse Dow 2x Strategy Fund

                 Inverse NASDAQ-100(R) 2x Strategy Fund

                 Inverse Russell 2000(R) 2x Strategy Fund

                 Inverse S&P 500 2x Strategy Fund

                 NASDAQ-100(R) 2x Strategy Fund

                 Russell 2000(R) 2x Strategy Fund

                 S&P 500 2x Strategy Fund

                                TABLE OF CONTENTS


OVERVIEW OF THE PROPOSALS.........................................................................................3

   Approval of New Investment Advisory and Sub-Advisory Agreements (Proposals 1 - 2)..............................3
   Approval of a Change to the Funds' Fundamental Investment Policy on Borrowing (Proposal 3).....................3
   Information Regarding the Change in Control of the Investment Adviser and SGI..................................4
   Section 15(f) of the 1940 Act..................................................................................5
   Approval of the New Agreements by the Board....................................................................6
   Board Considerations in Approving the New Agreements...........................................................6
   New Investment Advisory Agreements.............................................................................7
   New Sub-Advisory Agreements...................................................................................10

PROPOSAL 1 - THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS..................................................12

   The Investment Adviser........................................................................................12
   Material Terms of the New Investment Advisory Agreements......................................................13

BOARD RECOMMENDATION ON PROPOSAL 1...............................................................................14


PROPOSAL 2 - THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS.........................................................15

   Information About SGI.........................................................................................15
   Material Terms of the SGI Sub-Advisory Agreement..............................................................16

BOARD RECOMMENDATION ON PROPOSAL 2...............................................................................17


PROPOSAL 3 - THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY....................18

   Proposed New Fundamental Investment Policy....................................................................18
   Discussion of Proposed Modification...........................................................................20

BOARD RECOMMENDATION ON PROPOSAL 3...............................................................................21


OTHER BUSINESS...................................................................................................22


ADDITIONAL INFORMATION...........................................................................................22

   Administrator, Principal Underwriter and Transfer Agent.......................................................22
   Affiliations and Affiliated Brokerage.........................................................................22
   Other Information.............................................................................................22
   Voting Information............................................................................................22
   Shareholder Proposals.........................................................................................24

                                   APPENDICES

Appendix A        FORMS OF INVESTMENT ADVISORY AGREEMENTS......................................................A-1

Appendix B        INFORMATION  REGARDING  THE  INVESTMENT  ADVISORY  AGREEMENTS  AND  FEES  PAID TO THE  INVESTMENT
                  ADVISER AND AFFILIATES.......................................................................B-1

Appendix C        DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS.....................................................C-1

Appendix D-1      ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT  OBJECTIVES  ADVISED BY PADCO ADVISORS,  INC.
                  AND PADCO ADVISORS II, INC.................................................................D-1-1

Appendix D-2      ADVISORY FEE RATES OF FUNDS WITH SIMILAR  INVESTMENT  OBJECTIVES  SUB-ADVISED BY SECURITY  GLOBAL
                  INVESTORS, LLC.............................................................................D-2-1

Appendix E        FORM OF SUB-ADVISORY AGREEMENT WITH SECURITY GLOBAL INVESTORS, LLC...........................E-1

Appendix F        INFORMATION  REGARDING THE SUB-ADVISORY  AGREEMENT WITH SECURITY GLOBAL  INVESTORS,  LLC AND FEES
                  PAID TO THE  SUB-ADVISER.....................................................................F-1

Appendix G        OUTSTANDING SHARES...........................................................................G-1

Appendix H        BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND....................................H-1


                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                                 1-800-820-0888

                              JOINT PROXY STATEMENT
                      SPECIAL JOINT MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2010

This joint proxy statement ("Joint Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Boards of Trustees (collectively, the "Board") of Rydex Series Funds and Rydex Dynamic Funds (each, a "Trust" and collectively, the "Trusts"). The proxies are being solicited for use at a special joint meeting of shareholders of the Trusts to be held at the Trusts' offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET, and at any and all adjournments or postponements thereof (the "Meeting").

The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Trusts listed in the accompanying notice to this Joint Proxy Statement (each, a "Fund" and collectively, the "Funds") with respect to the following proposals (the "Proposals") as follows:

--------- ---------------------------------------------------- ----------------------------------------------------
          PROPOSAL                                             SHAREHOLDERS SOLICITED TO VOTE
--------- ---------------------------------------------------- ----------------------------------------------------
1.        THE APPROVAL OF A NEW INVESTMENT ADVISORY                                 ALL FUNDS
          AGREEMENT BETWEEN EACH TRUST AND PADCO ADVISORS,
          INC., WITH RESPECT TO EACH FUND

--------- ---------------------------------------------------- ----------------------------------------------------
2.        THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT               RYDEX | SGI GLOBAL 130/30 STRATEGY FUND
          BETWEEN PADCO ADVISORS, INC. AND SECURITY GLOBAL           RYDEX | SGI GLOBAL MARKET NEUTRAL FUND
          INVESTORS, LLC, WITH RESPECT TO CERTAIN FUNDS

--------- ---------------------------------------------------- ----------------------------------------------------
3.        THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL INVESTMENT                    ALL FUNDS
          POLICY ON BORROWING MONEY, WITH RESPECT TO EACH FUND

--------- ---------------------------------------------------- ----------------------------------------------------
4.        TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about [INSERT MAILING DATE].

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on February 24, 2010 (the "Record Date").

If you have any questions about the Proposals or about voting, please call The Altman Group, the Funds' proxy solicitor, at [INSERT PROXY SOLICITOR'S PHONE NUMBER].

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING
                          TO BE HELD ON APRIL 23, 2010

This Joint Proxy Statement is available at [INSERT WEBSITE ADDRESS]. In addition, with respect to Rydex Dynamic Funds, shareholders can find important information about each Fund in the Fund's annual report, dated December 31, 2008 or, if available, December 31, 2009, including financial reports for the fiscal year ended December 31, 2008 or, if available, December 31, 2009, and in any recent semi-annual report succeeding such annual reports, if any. With respect to Rydex Series Funds, shareholders can find important information about each Fund in the Fund's annual report, dated March 31, 2009, including financial reports for the fiscal year ended March 31, 2009, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Trusts, or by calling the telephone number shown on the front page of this Joint Proxy Statement.

                            OVERVIEW OF THE PROPOSALS

APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (PROPOSALS 1 -2)

Proposals 1 and 2 relate to actions that need to be taken in response to an impending change in control of PADCO Advisors, Inc., which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser"), and Security Global Investors, LLC, the sub-adviser to certain Funds ("SGI"). For purposes of this Joint Proxy Statement, the term "Advisers" collectively refers to the Investment Adviser and SGI.

The Investment Company Act of 1940, as amended (the "1940 Act"), the law that regulates mutual funds, such as the Funds, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term "investment adviser" applies to both an investment adviser and a sub-adviser.) Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

Upon completion of a transaction involving the Investment Adviser and SGI, which is discussed in more detail below, the Funds' current investment advisory agreements with the Investment Adviser will be terminated. In addition, the transaction will result in the termination of the current sub-advisory agreements between the Investment Adviser and SGI, with respect to Rydex | SGI Global 130/30 Strategy Fund and Rydex | SGI Global Market Neutral Fund (the "Sub-Advised Funds"). Accordingly, Proposal 1 relates to the approval by shareholders of new investment advisory agreements between the Investment Adviser and the Funds (the "New Investment Advisory Agreements"). Similarly, Proposal 2 relates to the approval by shareholders of new sub-advisory agreements between the Investment Adviser and SGI, with respect to the Sub-Advised Funds (the "New Sub-Advisory Agreements" and, together with the New Investment Advisory Agreements, the "New Agreements").

APPROVAL OF A CHANGE TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICY ON BORROWING (PROPOSAL 3)

In addition to considering the New Agreements in Proposals 1 and 2, shareholders of the Funds also are being asked to consider the approval of a change to each Fund's current fundamental investment policy on borrowing money. The 1940 Act requires that a fund adopt a fundamental investment policy on borrowing. Under the 1940 Act, any change to a fundamental investment policy must be approved by shareholders of the fund. Each Fund's current fundamental investment policy on borrowing money is more restrictive than the 1940 Act requires, unnecessarily limiting investment strategies. Accordingly, Proposal 3 seeks approval of a change to each Fund's fundamental investment policy on borrowing money in order to permit a Fund to engage in borrowing money consistent with applicable law. Proposal 3 is unrelated to Proposals 1 and 2.

           FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT
         SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW AGREEMENTS AND
            CHANGE TO THE FUNDAMENTAL INVESTMENT POLICY ON BORROWING
                                     MONEY.

INFORMATION REGARDING THE CHANGE IN CONTROL OF THE INVESTMENT ADVISER AND SGI

On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Advisers, and certain of SBHC's affiliates (collectively, "SecBen") entered into agreements with Guggenheim SBC Holdings LLC ("Purchaser"), a special purpose entity managed by Guggenheim Partners, LLC ("Guggenheim"), which is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Guggenheim is a wholly-owned subsidiary of Guggenheim Capital, LLC, 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital, LLC. Under the agreements, the Purchaser will acquire control of the Investment Adviser, SGI and affiliates (the "Transaction").

The final form of the Purchaser's controlling stake in the Investment Adviser, SGI and affiliates will depend upon whether certain conditions are satisfied. In the Transaction, Purchaser will either receive: (a) a 100% ownership stake in Security Benefit Corporation ("SBC"), the parent company of the Investment Adviser, SGI and affiliates (the "Purchase Transaction"); or, (b) if the Purchase Transaction is terminated for any reason other than a breach of the related agreement by the Purchaser or the failure to meet a specific closing condition relating to execution of employment agreements by certain employees of the SBC group of companies, a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates (the "Contingent Asset Management Purchase and Sale").

In anticipation of the Transaction, the parties have entered into an interim recapitalization transaction in which the Purchaser has made a secured loan to SBC. Upon the closing of the Purchase Transaction, the Purchaser will make a capital contribution to SBC and the secured loan will convert into equity in SBC and SBHC will transfer all of the issued and outstanding shares of capital stock of SBC to the Purchaser. The Purchase Transaction as conditioned on the approval of a corporate restructuring called a demutualization pursuant to which the insurance policyholders who presently own SBHC are expected to receive cash payments or policy credits in connection with the cancellation of their ownership interests. In the event that the Contingent Asset Management Purchase and Sale occurs following termination of the Purchase Transaction, SBC will receive a senior unsecured note and have certain debt extinguished, and the Purchaser will receive all of the issued and outstanding membership interests of each entity in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates.

The Transaction should not result in material changes to the day-to-day management and operations of the Funds. For example, the portfolio managers of the Funds are expected to remain the same and your daily experience in dealing with the Funds should remain unchanged. However, the Transaction is expected to result in a "change in control" of the Investment Adviser and SGI within the meaning of the 1940 Act. This will automatically terminate each of the current investment advisory agreements between the Investment Adviser and the Funds (each, a "Current Investment Advisory Agreement" and collectively, the "Current Investment Advisory Agreements") and the current sub-advisory agreements between the Investment Adviser and SGI, with respect to the Sub-Advised Funds (each, a

"Current Sub-Advisory Agreement" and collectively, the "Current Sub-Advisory Agreements") (together, the Current Investment Advisory and Current Sub-Advisory Agreements are referred to as the "Current Agreements").

In addition, the Purchaser will acquire control of certain of the Funds' other service providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, Inc., which serves as the principal underwriter/distributor to the Funds, and Rydex Fund Services, Inc., which provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Under the 1940 Act, shareholder approval is not required in order for such Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction.

Completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of the members of SBHC to the extent required by applicable law in order to effect the demutualization transaction described above.

While the parties expect the Transaction to be completed by May 31, 2010, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which include interim investment advisory agreements and reorganization or liquidation of the Fund.

SECTION 15(F) OF THE 1940 ACT

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Consistent with the conditions of Section 15(f), SecBen and the Purchaser, have agreed that they will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Investment Adviser and SGI represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction.

APPROVAL OF THE NEW AGREEMENTS BY THE BOARD

At a Special Meeting of the Board held on January 28, 2010 (the "January 2010 Meeting"), at which a majority of the members of the Board (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Trusts and who are not interested persons of any party to the New Agreements (the "Independent Trustees"), were present, the Board considered and voted in favor of the New Agreements, pursuant to which, subject to their approval by each Fund's shareholders, as applicable, the Advisers will continue to serve each Fund, as applicable, after the completion of the Transaction. Each Adviser's rate of fees for its services to each Fund under a New Agreement, as applicable, will be the same as its fees under the Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements. As a result, in reviewing the New Agreements at the January 2010 Meeting, the Board also considered its review of relevant materials relating to the Current Agreements at the annual renewal meeting on August 25, 2009 (the "2009 Renewal Meeting").

BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

Prior to the January 2010 Meeting, representatives of SecBen informed the Board that it was in discussions with Guggenheim regarding a potential arrangement pursuant to which an investor group led by Guggenheim would acquire control of the Investment Adviser, SGI and affiliates. With respect to the Transaction, the Board reviewed materials received from SecBen and Guggenheim, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim, including, but not limited to: (a) certain representations concerning Guggenheim's financial condition, (b) information regarding Guggenheim's affiliated investment advisers, (c) information regarding Guggenheim's litigation and regulatory matters, including representations that there were no material matters, and (d) potential conflicts of interest. SecBen and Guggenheim also provided the Board with presentations that discussed the Transaction and intentions for the business, operations and personnel of the Investment Adviser and SGI after the closing of the Transaction.

In considering the New Agreements at the January 2010 Meeting, the Board determined that the New Agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the New Agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Investment Adviser and SGI that was provided in connection with the 2009 Renewal Meeting. The Trustees noted that, at the 2009 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds.

At the 2009 Renewal Meeting, the Trustees, including the Independent Trustees, evaluated a number of considerations, including among others: (a) the quality of the Advisers' investment advisory and other services; (b) the Advisers' investment management personnel; (c) the Advisers' operations and financial condition; (d) the Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Advisers charge compared with the fees charged to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisers' profitability from their Fund-related operations; (h) the Advisers' compliance systems; (i) the Advisers' policies on and compliance procedures for personal securities transactions; (j) the Advisers' reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below. In its deliberations at the 2009 Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreements are fair and reasonable; (b) concluded that the Advisers' fees were reasonable in light of the services that they provide to the Funds; and (c) agreed to approve the New Agreements, subject to shareholder approval.

In approving the New Agreements, the Trustees also considered information and representations made about the Guggenheim organization and its personnel and the ongoing role that Guggenheim would play with Investors. The Trustees considered these representations and the financial stability the Transaction was expected to bring to the Advisers and the Affiliated Service Providers in the context of the current financial challenges facing certain SBHC affiliates. The Trustees also considered representations by Guggenheim regarding additional resources that could be made available to the Advisers and the Affiliated Service Providers if beneficial to their operations.

NEW INVESTMENT ADVISORY AGREEMENTS

Nature, Extent and Quality of Services Provided by the Investment Adviser. At the 2009 Renewal Meeting, the Board had reviewed the scope of services to be provided by the Investment Adviser under the Current Investment Advisory Agreements. At the January 2010 Meeting, the Board noted that there would be no significant differences between the scope of services required to be provided by the Investment Adviser under the Current Investment Advisory Agreements and the scope of services required to be provided by the Investment Adviser under the New Investment Advisory Agreements. In reviewing the scope of services provided to the Funds by the Investment Adviser, the Board had reviewed and discussed at the 2009 Renewal Meeting the Investment Adviser's investment experience, noting that the Investment Adviser and its affiliates have committed significant resources over time to the support of the Funds. The Board also had considered the Investment Adviser's compliance programs and its compliance record with respect to the Funds. In that regard, the Board noted that the Investment Adviser provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board had reviewed and considered the Investment Adviser's investment processes and strategies, and matters related to the Investment Adviser's portfolio transaction policies and procedures. The Board further had noted that, with respect to the series of Rydex Series Funds, the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board had concluded at the 2009 Renewal Meeting that the nature, extent, and quality of services to be provided by the Investment Adviser to the Funds under the Current Investment Advisory Agreements were appropriate and continued to support the Board's original selection of the Investment Adviser as the investment adviser to the Funds.

At the January 2010 Meeting, the Board noted that most of the key investment and management personnel of the Investment Adviser servicing the Funds are expected to remain with the Investment Adviser following the Transaction and that the services provided to the Funds by the

Investment Adviser are not expected to materially change. The Trustees also considered SecBen's and Guggenheim's representations to the Board that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. Based on this review, the Board concluded that the range and quality of services provided by the Investment Adviser to the Funds were expected to continue under the New Investment Advisory Agreements at comparable levels.

Fund Expenses and Performance of the Funds and the Investment Adviser. At the 2009 Renewal Meeting, the Board had reviewed statistical information prepared by the Investment Adviser regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by the Investment Adviser to comprise each Fund's applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, certain of the Funds' applicable peer groups are generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board had reviewed at the 2009 Renewal Meeting statistical information prepared by the Investment Adviser relating to the performance of each Fund, as well as each Fund's ability to successfully track its benchmark over time (as applicable to those Funds which track a benchmark), and a comparison of each Fund's performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board had further noted that despite the unique nature of the Funds (or, with respect to the series of Rydex Dynamic Funds, the lack of a sizable peer group), the peer fund information presented to the Board was meaningful because the peer funds' investment objectives and strategies were closely aligned with those of the Funds. The Board had noted that, with respect to the series of Rydex Series Funds, most of the Funds either outperformed their peer funds or performed in line with them over relevant periods. The Board also had noted that the investment advisory fees for the Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on the review at the 2009 Renewal Meeting, the Board had concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Investment Advisory Agreements. Based on the representations made by SecBen and Guggenheim at the January 2010 Meeting that the Investment Adviser would continue to operate following the closing of the Transaction in much the same manner as it operates today, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the Transaction.

Costs of Services Provided to the Funds and Profits Realized by the Investment Adviser and its Affiliates. At the 2009 Renewal Meeting, the Board had reviewed information about the profitability of the Funds to the Investment Adviser based on the advisory fees payable under the Current Investment Advisory Agreements for the last calendar year. The Investment Adviser had also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board had analyzed the Funds' expenses, including the investment advisory fees paid to the Investment Adviser. The Board also had reviewed information regarding direct revenue received by the Investment Adviser and ancillary revenue received by the Investment Adviser and/or its affiliates in connection with the services provided to the Funds by the Investment Adviser (as discussed below) and/or its affiliates. The Board also had discussed the Investment Adviser's profit margin as reflected in the Investment Adviser's profitability analysis and had reviewed information regarding economies of scale (as discussed below). Based on this review at the 2009 Renewal Meeting, the Board had concluded that the profits to be realized by the Investment Adviser and its affiliates under the Current Investment Advisory Agreements and from other relationships between the Funds and the Investment Adviser and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

At the January 2010 Meeting, the Board considered the fact that the fee rates payable to the Investment Adviser would be the same under each Fund's New Investment Advisory Agreement as they are under such Fund's Current Investment Advisory Agreement. The Board also noted that the Funds' applicable fee waiver/expense limitations agreements with the Investment Adviser would remain in effect, if the New Investment Advisory Agreements are approved by shareholders and the Transaction is completed. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Investment Adviser's profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis. Overall, the Board concluded that the fees to be paid under the Current Investment Advisory Agreements and under the New Investment Advisory Agreements are reasonable.

Economies of Scale. In connection with its review of the Funds' profitability analysis at the 2009 Renewal Meeting, the Board had reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Board had noted that the Current Investment Advisory Agreements did not provide for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also had noted that, though the Investment Adviser's assets under management were significant, the amount is spread among many Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the Funds to engage in unlimited trading. The Board had also reviewed and considered the Investment Adviser's historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at the time of the 2009 Renewal Meeting. At the January 2010 Meeting, the Trustees noted that the fees would not change under the New Investment Advisory Agreements, and they will have the opportunity to again review the appropriateness of the fee payable to the Investment Adviser under the Agreements when the next renewal of these Agreements comes before the Board.

Other Benefits to the Investment Adviser and/or its Affiliates. At the 2009 Renewal Meeting, in addition to evaluating the services provided by the Investment Adviser, the Board had considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by the Affiliated Service Providers under separate agreements. The Board had noted that the Investment Adviser reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or the Investment Adviser pursuant to Rule 17e-1 under the 1940 Act. Based on its review at its 2009 Renewal Meeting, the Board had concluded that the nature and quality of the services provided by the Investment Adviser's affiliates to each Fund will benefit the Funds' shareholders, and that any ancillary benefits would not be disadvantageous to the Funds' shareholders, particularly in light of the Board's view that the Funds' shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services. The Board also considered the terms of the Transaction and the financial benefits that it brings to the parent company of the Investment Adviser and noted that those financial benefits are available, in part, because of the involvement of the Investment Adviser in the Transaction. The Board also noted that the Transaction is expected to put the Investment Adviser on strong financial footing, enhancing its ability to provide continuous services to the Funds.

NEW SUB-ADVISORY AGREEMENTS

Nature, Extent and Quality of Services to be Provided by SGI. At the 2009 Renewal Meeting, the Board had reviewed the scope of services to be provided by SGI under the Current Sub-Advisory Agreements. At the January 2010 Meeting, the Board noted that there would be no significant differences between the scope of services required to be provided by SGI under the Current Sub-Advisory Agreements and the scope of services required to be provided by SGI under the New Sub-Advisory Agreements. In reviewing the scope of services provided by SGI, the Board had reviewed and discussed SGI's investment experience, noting that SGI and its affiliates have committed significant resources over time to the support of the Sub-Advised Funds. At the 2009 Renewal Meeting, the Board also had considered SGI's compliance program and its compliance record with respect to each Sub-Advised Fund. In that regard, the Board had noted that SGI provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board had reviewed and considered SGI's investment processes and strategies, and matters related to SGI's portfolio transaction policies and procedures. The Board further had noted that each Sub-Advised Fund has met its investment objectives consistently since SGI began sub-advising the Fund.

At the January 2010 Meeting, the Board noted that key investment and management personnel of SGI servicing the Sub-Advised Funds and services provided to the Sub-Advised Funds are not expected change as a result of the Transaction. Based on this review, the Board concluded that the nature, extent and quality of services to be provided by SGI to the Sub-Advised Funds under the New Sub-Advisory Agreements were appropriate and continued to support the Board's original selection of SGI as investment sub-adviser to the Sub-Advised Funds.

Fund Expenses and Performance of the Sub-Advised Funds and SGI. At the 2009 Renewal Meeting, the Board had reviewed statistical information prepared by SGI and the Investment Adviser regarding the expense ratio components, including actual sub-advisory fees, waivers/reimbursements, and gross and net total expenses to each Sub-Advised Fund. In addition, the Board had reviewed statistical information prepared by SGI relating to the performance of each Sub-Advised Fund and a comparison of each Sub-Advised Fund's performance to appropriate indices/benchmarks, in light of total return, yield and market trends. Based on this review at the 2009 Renewal Meeting, the Board had concluded that the investment sub-advisory fees and expense levels and the historical performance of the Sub-Advised Funds were satisfactory for the purposes of approving the Current Sub-Advisory Agreements. At the January 2010 Meeting, the Board concluded that SGI would continue to operate following the closing of the Transaction in much the same manner as it operates today and, as a result, the Board concluded that the investment performance of SGI was not expected to be affected by the Transaction.

Cost of Services Provided to the Sub-Advised Funds, Profits Realized by SGI and its Affiliates and Economies of Scale. At the 2009 Renewal Meeting, the Trustees had reviewed reports comparing the expense ratios and sub-advisory fees to those of other comparable mutual funds and concluded that the sub-advisory fees were reasonable and the result of arm's length negotiations, and the sub-advisory fees were comparable to those of peer funds. At its January 2010 Meeting, the Board concluded that, in the near future, the profits to be realized by SGI and its affiliates under the New Sub-Advisory Agreements and from other relationships between the

Funds and SGI and its affiliates, if any, should remain within the range the Board previously considered reasonable and appropriate. The Board further noted at the January 2010 Meeting that it is not possible to predict with accuracy how the Transaction may affect SGI's future profitability with the Funds, but that this matter would be given further consideration on an ongoing basis.

Other Benefits to SGI. At the 2009 Renewal Meeting, the Board had received and considered information regarding the character and amount of other incidental benefits SGI might receive as a result of its relationship with the Sub-Advised Funds, including SGI's soft dollar practices, if any. The Board had concluded that, taking into account any incidental benefits SGI might receive, the terms of the Current Sub-Advisory Agreements, including the compensation to be paid thereunder, were reasonable. At its January 2010 Meeting, the Board considered other benefits to SGI and its affiliates expected to be derived from its relationships with the Funds as a result of the Transaction. The Board also considered the terms of the Transaction and the financial benefits that it brings to the parent company of SGI and noted that those financial benefits are available, in part, because of the involvement of SGI in the Transaction. The Board also noted that the Transaction is expected to put SGI on strong financial footing, enhancing its ability to provide continuous services to the Funds.

   THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW AGREEMENTS AND CHANGE TO THE
FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY. UNMARKED, PROPERLY SIGNED AND
                        DATED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 1

               THE APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
                            WITH RESPECT TO ALL FUNDS

As discussed above, Proposal 1 relates to the approval by shareholders of the New Investment Advisory Agreements between the Investment Adviser and each of the Funds. Rydex Series Funds, on behalf of its underlying Funds, has executed an investment advisory agreement with the Investment Adviser in connection with advisory services to such Funds. Rydex Dynamic Funds, on behalf of its underlying Funds, has executed an investment advisory agreement with the Investment Adviser in connection with advisory services to such Funds. Therefore, this Joint Proxy Statement solicits proxies with respect to two separate investment advisory agreements. You are being asked to vote separately on Proposal 1 solely with respect to the Fund(s) that you own. Forms of the New Investment Advisory Agreements are attached in Appendix A.

The terms of each New Investment Advisory Agreement are substantially identical to those of the corresponding Current Investment Advisory Agreement, except with respect to the date of execution. Consequently, upon shareholder approval, the Investment Adviser will continue to render substantially the same services to the Funds under the New Investment Advisory Agreements that it currently renders to the Funds under the Current Investment Advisory Agreements.

As discussed above, the Board unanimously approved the New Investment Advisory Agreements and recommends the approval of the New Investment Advisory Agreements to shareholders. For information regarding the Board's considerations in approving the New Investment Advisory Agreements, please see the section above entitled "Board Considerations in Approving the New Agreements."

The Current Investment Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Investment Advisory Agreements will terminate. However, completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Investors; and, (b) with respect to the Purchase Transaction only, the approval of a corporate restructuring called a demutualization by the insurance policyholders who presently own SBHC, to the extent required by applicable law. If for some reason the Transaction does not occur, the Current Investment Advisory Agreements will not automatically terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

THE INVESTMENT ADVISER

PADCO Advisors, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 and currently serves as investment adviser to the Funds pursuant to the Current Investment Advisory Agreements. Information regarding the Current Investment Advisory Agreements, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to the Investment Adviser, is provided in Appendix B. If the New Investment Advisory Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under "Term and Continuance" below).

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser is set forth in Appendix C. A list of the Trustees and officers of the Trusts who hold positions with the Investment Adviser also is set forth in Appendix C. In addition, set forth in Appendix D-1 is a list of other registered investment companies with similar investment objectives as each Fund, for which the Investment Adviser acts as investment manager, adviser or sub-adviser.

Currently, the Investment Adviser is a wholly-owned subsidiary of Rydex Holdings, LLC, which is a wholly-owned subsidiary of SBC. SBC is wholly owned by SBHC, One Security Benefit Place, Topeka, Kansas 66636-0001. Upon completion of the Transaction, the Investors will either receive: (a) a 100% ownership stake in SBC, the parent company of the Investment Adviser, SGI and affiliates; or (b) a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates. For more information on the Transaction, please see the section above entitled "Information Regarding the Change in Control of the Investment Adviser and SGI."

MATERIAL TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENTS

The following summary of the New Investment Advisory Agreements summarizes the material terms of the New Investment Advisory Agreements and is qualified in its entirety by reference to the New Investment Advisory Agreements, forms of which are attached in Appendix A.

Duties of the Investment Adviser. Under the Current Investment Advisory Agreements and the New Investment Advisory Agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements"), the Investment Adviser is required to:

o provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of each Trust's Declaration of Trust, By-Laws and registration statement on file with the U.S. Securities and Exchange Commission (the "SEC");

o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds' prospectus(es) and applicable laws and regulations;

o vote any proxies for Fund securities;

o provide the Trusts, and any other agent designated by the Trusts, with records concerning the Investment Adviser's activities which each Fund is required to maintain; and

o provide other reports reasonably requested by the Trusts' officers and Board concerning the Investment Adviser's discharge of the foregoing responsibilities.

Indemnity Obligation. Under the Advisory Agreements, the Investment Adviser shall indemnify and hold harmless the Trusts and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Investment Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' registration statements or any written guidelines or instruction provided in writing by the Board; (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or
(c) the Investment Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Advisory Agreements.

Term and Continuance. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of the Trustees or by a vote of the shareholders; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a Fund upon the vote of either the Board or by a majority of the outstanding voting securities of the Fund. The Investment Adviser may also, by not more than sixty (60) days' nor less than thirty (30) days' written notice, terminate the Advisory Agreements. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

                       BOARD RECOMMENDATION ON PROPOSAL 1

At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Investment Advisory Agreements are fair and reasonable; (b) concluded that the Investment Adviser's fees are reasonable in light of the services that the Investment Adviser will provide to the Funds; and (c) agreed to approve the New Investment Advisory Agreements for an initial term of two years and to recommend the approval of the New Investment Advisory Agreements to shareholders.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                       OF THE FUNDS VOTE "FOR" PROPOSAL 1

                                   PROPOSAL 2

          THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS WITH RESPECT TO:

                     RYDEX | SGI GLOBAL 130/30 STRATEGY FUND
                     RYDEX | SGI GLOBAL MARKET NEUTRAL FUND

As discussed above, Proposal 2 relates to the approval by shareholders of the New Sub-Advisory Agreements between the Investment Adviser and SGI with respect to Rydex | SGI Global 130/30 Strategy Fund and Rydex | SGI Global Market Neutral Fund. You are being asked to vote separately on Proposal 2 solely with respect to the Sub-Advised Fund(s) that you own. A form of the New Sub-Advisory Agreements is attached in Appendix E.

The terms of each New Sub-Advisory Agreement are substantially identical to those of the corresponding Current Sub-Advisory Agreement, except with respect to the date of execution. Consequently, upon shareholder approval, SGI will continue to render substantially the same services to the Sub-Advised Funds under the New Sub-Advisory Agreements that it currently renders to the Sub-Advised Funds under the Current Sub-Advisory Agreements.

As discussed above, the Board unanimously approved the New Sub-Advisory Agreements and recommends the approval of the New Sub-Advisory Agreements to shareholders. For information regarding the Board's considerations in approving the New Sub-Advisory Agreements, please see the section above entitled "Board Considerations in Approving the New Agreements."

The Current Sub-Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser and SGI, the Current Sub-Advisory Agreements will terminate. Thereafter, subject to shareholder approval, the New Sub-Advisory Agreements will go into effect.

However, completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Investors; and, (b) with respect to the Purchase Transaction only, the approval of a corporate restructuring called a demutualization by the insurance policyholders who presently own SBHC, to the extent required by applicable law. If for some reason the Transaction does not occur, the Current Sub-Advisory Agreements will not automatically terminate and will remain in effect, and the New Sub-Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

The effectiveness of Proposal 2 is also contingent on the approval of Proposal 1 by shareholders of the corresponding Sub-Advised Funds.

INFORMATION ABOUT SGI

Security Global Investors, LLC, located at 801 Montgomery Street, 2nd Floor, San Francisco, CA 94133-5164, currently serves as sub-adviser to Rydex | SGI Global 130/30 Strategy Fund and Rydex | SGI Global Market Neutral Fund pursuant to the Current Sub-Advisory Agreement. Information regarding the Current Sub-Advisory Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to SGI, is provided in Appendix F. If the New Sub-Advisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of SGI is set forth in Appendix C. A list of the Trustees and officers of the Trusts who hold positions with SGI also is set forth in Appendix C. In addition, set forth in Appendix D-2 is a list of other registered investment companies with similar investment objectives as the Sub-Advised Funds, for which SGI acts as investment manager, adviser or sub-adviser.

Currently, SGI is a wholly-owned subsidiary of SBC. SBC is a wholly-owned subsidiary of SBHC, located at One Security Benefit Place, Topeka, Kansas 66636-0001. Upon completion of the Transaction, the Investors will either receive: (a) a 100% ownership stake in SBC, the parent company of the Investment Adviser, SGI and affiliates; or (b) a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates. For more information on the Transaction, please see the section above entitled "Information Regarding the Change in Control of the Investment Adviser and SGI."

MATERIAL TERMS OF THE SGI SUB-ADVISORY AGREEMENT

The following summary of the New Sub-Advisory Agreement between the Investment Adviser and SGI summarizes its material terms and is qualified in its entirety by reference to such New Sub-Advisory Agreement, a form of which is attached in Appendix E.

Duties of SGI. Under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, each between the Investment Adviser and SGI (collectively, the "SGI Sub-Advisory Agreements"), SGI, subject to the supervision of the Investment Adviser and the Board, is responsible for managing the assets of each of the Sub-Advised Funds, including making investment decisions and placing orders to purchase and sell securities for such Funds, all in accordance with the investment objective and policies of such Funds as reflected in their current prospectuses and statement of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, SGI will also maintain, and provide the Investment Adviser with, all books and records relating to the transactions it executes or that are otherwise required, and render to each of the Sub-Advised Funds and the Investment Adviser such periodic and special reports at any time upon reasonable request.

Indemnity Obligation. Under the SGI Sub-Advisory Agreements, SGI shall indemnify and hold harmless Rydex Series Funds and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) SGI being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in registration statement of a Sub-Advised Fund or any written guidelines or instruction provided in writing by the Board; (b) a Sub-Advised Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or (c) SGI's misfeasance or negligence generally in the performance of its duties thereunder or its negligent disregard of its obligations and duties thereunder.

Term and Continuance. Under their terms, the SGI Sub-Advisory Agreements will remain in full force and effect for a period of up to two years from the date of their execution, and will continue thereafter as long as their continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of a Sub-Advised Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the SGI Sub-Advisory Agreements may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by vote of a majority of the Board, by vote of a majority of the outstanding shares of a Sub-Advised Fund, or by the Investment Adviser. The Investment Adviser may terminate an SGI Sub-Advisory Agreement upon breach by SGI of its representations or warranties, which shall not have been cured within 20 days of receipt of written notice of such breach, or SGI becoming unable to discharge its duties and obligations under such SGI Sub-Advisory Agreement. Additionally, each SGI Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the corresponding Investment Advisory Agreement. SGI may terminate an SGI Sub-Advisory Agreement with respect to a Sub-Advised Fund, on 120 days' written notice to the Investment Adviser and the corresponding Fund.

                       BOARD RECOMMENDATION ON PROPOSAL 2

At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Sub-Advisory Agreements are fair and reasonable; (b) concluded that SGI's fees are reasonable in light of the services that it will provide to the Sub-Advised Funds; and (c) agreed to approve the New Sub-Advisory Agreements for an initial term of two years and to recommend the approval of the New Sub-Advisory Agreements to shareholders.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                 OF THE SUB-ADVISED FUNDS VOTE "FOR" PROPOSAL 2

                                   PROPOSAL 3

THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY
                           WITH RESPECT TO ALL FUNDS

Proposal 3 relates to a change to the "fundamental investment policy" on borrowing for the Funds. The 1940 Act requires that each Fund adopt a "fundamental" investment policy with respect to several types of activities, including borrowing money. Under the 1940 Act, an investment policy that is "fundamental" may only be modified with the approval of shareholders. Each Fund currently has in place a fundamental investment policy on its ability to borrow money that is more prohibitive than the 1940 Act requires, unnecessarily limiting investment strategies. In general, Proposal 3 is intended to provide the Funds the maximum possible amount of flexibility to engage in borrowing activity consistent with current law and with the Funds' investment strategies and objectives.

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY

If Proposal 3 is approved by shareholders, the fundamental investment policy regarding borrowing for each Fund would read:

          [The Fund] shall not borrow money, except as permitted under the Investment Company Act of 1940, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

CURRENT FUNDAMENTAL INVESTMENT POLICY FOR ALL SERIES OF THE RYDEX SERIES FUNDS (EXCEPT INVERSE NASDAQ-100(R) STRATEGY, INVERSE S&P 500 STRATEGY, NOVA, NASDAQ-100(R), PRECIOUS METALS, GLOBAL MARKET NEUTRAL, GOVERNMENT LONG BOND 1.2X STRATEGY, INVERSE GOVERNMENT LONG BOND STRATEGY AND U.S. GOVERNMENT MONEY MARKET FUNDS)

The current fundamental investment policy regarding borrowing money for all series of the Rydex Series Funds (except Inverse NASDAQ-100(R) Strategy, Inverse S&P 500 Strategy, Nova, NASDAQ-100(R), Precious Metals, Global MarKet Neutral, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy and U.S. Government Money Market Funds) reads:

          [Each Fund shall not] borrow money in an amount exceeding 33(1)/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing (such investment strategies are only limited by the Fund's ability to purchase securities or segregate assets equal to the Fund's investment). Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

CURRENT FUNDAMENTAL INVESTMENT POLICY FOR THE INVERSE NASDAQ-100(R) STRATEGY, INVERSE S&P 500 STRATEGY, NOVA, NASDAQ-100(R), PRECIOUS METALS, GOVERNMENT LONG BOND 1.2X STRATEGY AND INVERSE GOVERNMENT LONG BOND STRATEGY FUNDS, EACH A SERIES OF RYDEX SERIES FUNDS

The current fundamental investment policy regarding borrowing money for the Inverse NASDAQ-100(R) Strategy, InversE S&P 500 Strategy, Nova, NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy and Inverse GovernmenT Long Bond Strategy Funds, each a series of Rydex Series Funds, reads:

          [Each Fund shall not] borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or
          (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

                   The Nova Fund and the Government Long Bond 1.2x Strategy Fund may borrow money, subject to the conditions of [the paragraph above], for the purpose of investment leverage.

                   The Inverse Government Long Bond Strategy Fund may borrow money, subject to the conditions of [the paragraph above], but shall not make purchases while borrowing in excess of 5% of the value of its assets. For purposes of this subparagraph, Fund assets invested in reverse repurchase agreements are included in the amounts borrowed.

CURRENT FUNDAMENTAL INVESTMENT POLICY FOR THE GLOBAL MARKET NEUTRAL FUND, A SERIES OF RYDEX SERIES FUNDS

The current fundamental investment policy regarding borrowing money for the Global Market Neutral Fund, a series of Rydex Series Funds, reads:

          [The Fund shall not] borrow money in an amount exceeding 33(1)/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing (such investment strategies are only limited by the Fund's ability to purchase securities or segregate assets equal to the Fund's investment). Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

CURRENT FUNDAMENTAL INVESTMENT POLICY FOR THE U.S. GOVERNMENT MONEY MARKET FUND, A SERIES OF RYDEX SERIES FUNDS

The current fundamental investment policy regarding borrowing money for the U.S. Government Money Market Fund, a series of Rydex Series Funds, reads:

          [The Fund may borrow] money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by [the Fund] promptly.

          As required by the [1940 Act], [the] Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of [the] Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

          In addition to the foregoing, the [Fund is] authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of [the] Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The [Fund is] authorized to pledge portfolio securities as the [Investment Adviser] deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

CURRENT FUNDAMENTAL INVESTMENT POLICY FOR ALL SERIES OF THE RYDEX DYNAMIC FUNDS

The current fundamental investment policy regarding borrowing money for all series of the Rydex Dynamic Funds reads:

          [Each Fund shall not] borrow money in an amount exceeding 33(1)/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

DISCUSSION OF PROPOSED MODIFICATION

The proposed modification to each Fund's fundamental investment policy on borrowing money (including any interpretation provided in the Fund's registration statement) would allow the Funds to borrow to the extent permitted by the 1940 Act. The 1940 Act currently permits a fund to borrow from banks for any purpose, in an amount up to 33(1)/3% of the fund's assets, including the amount borrowed. Under the 1940 Act, a fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets.

The proposed modification would also allow each Fund's borrowing policy to conform to future changes in the 1940 Act--and interpretations thereunder--without further Board or shareholder action. The modification would thereforE ensure that the Funds maintain the maximum possible amount of flexibility to engage in borrowing activity, without incurring the additional expenses necessary to further amend the Funds' fundamental investment policies.

The proposed modification would expand the ability of the Funds to borrow. Currently, each Fund's fundamental investment policy limits the ability of the Fund to borrow except subject to certain restrictions (e.g., limitation on purchasing securities when borrowing exceeds 5% of total assets) or under certain circumstances (e.g., to meet redemption requests).
If approved, the change would permit each Fund to borrow for any purpose. However, even if permitted by law, borrowing by a Fund would occur only if consistent with the Fund's disclosure in its registration statement. Materially increasing the borrowing level of a Fund may require an amendment to the Fund's prospectus and Statement of Additional Information.

The Investment Adviser and SGI, as applicable, do not presently intend to materially increase the borrowing level of any Fund, and believe that the proposed change will not materially affect the investment risks currently associated with any Fund. To the extent that any borrowing by a Fund involves leveraging, however, the Fund's net asset value may be subject to increased volatility. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed money.

Should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money (including any interpretation provided in the Fund's registration statement) would continue to apply unchanged.

                       BOARD RECOMMENDATION ON PROPOSAL 3

At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above and such other information deemed relevant, the Board, including all of the Independent Trustees, unanimously agreed to approve the proposed new fundamental investment policy on borrowing money and to recommend the approval of the proposed new fundamental investment policy on borrowing money to shareholders.

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                       OF THE FUNDS VOTE "FOR" PROPOSAL 3

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

ADMINISTRATOR, PRINCIPAL UNDERWRITER AND TRANSFER AGENT

The principal underwriter/distributor of the Trusts is Rydex Distributors, Inc. ("Rydex Distributors"), located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, an affiliate of the Investment Adviser and SGI. Rydex Fund Services, Inc. ("Rydex Fund Services"), also an affiliate of the Investment Adviser and SGI, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 and provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Information regarding the fees paid by each Fund to each of Rydex Distributors and Rydex Fund Services during the previous fiscal year is provided in Appendix B.

Although the Investors will acquire control of the Affiliated Service Providers as a result of the Transaction, shareholder approval is not required in order for the Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to each Fund due to the changes in control.

AFFILIATIONS AND AFFILIATED BROKERAGE

During the Funds' most recent fiscal years, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Adviser or SGI, or affiliated persons of such persons ("Affiliated Brokers").

OTHER INFORMATION

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

VOTING INFORMATION

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about [INSERT MAILING DATE], but proxies may also be solicited by telephone and/or in person by representatives of the Trusts, regular employees of the Investment Adviser or SGI or their affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The cost of the Meeting, including the costs of retaining The Altman Group, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by SecBen and/or the Investors. The estimated cost of retaining The Altman Group is approximately $[o].

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33 1/3%) of a Fund's shares entitled to vote on a Proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against a Proposal, but will be counted for purposes of determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve Proposal 1, Proposal 2, and Proposal 3, abstentions and broker non-votes will effectively be a vote against Proposal 1, Proposal 2, and Proposal 3. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" such proposal, against such an adjournment.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix G, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund's outstanding shares as of the Record Date are listed in Appendix H. [As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of each Fund. As of the Record Date, there were no persons who were known to control each Fund.]

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" Proposal 1, "FOR" Proposal 2, and "FOR" Proposal 3. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trusts prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of each Proposal requires the vote of a "majority of the outstanding voting securities" of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less.

The Current Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser and SGI, the Current Agreements will terminate and, subject to shareholder approval, the New Agreements will go into effect. As discussed in the section above entitled "Information Regarding the Change in Control of the Investment Adviser and SGI," completion of the Transaction will be subject to certain closing conditions. As a result, if for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 and/or Proposal 2 are not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options.

With respect to Proposal 3, should a Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money would continue to apply unchanged.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the shareholder reports and proxy statements that each Trust sends. If you would like to receive an additional copy, please contact the Trusts by writing to the Trusts' address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. The Trusts will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trusts' shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

SHAREHOLDER PROPOSALS

The Trusts are organized as statutory trusts under the laws of Delaware. As such, the Trusts are not required to, and do not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by each Trust's Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trusts, c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of a Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.

A SELF-ADDRESSED, POSTAGE-PAID
ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.



                                    By Order of the Boards of Trustees,

                                    Sincerely,

                                    /s/ Richard M. Goldman

                                    Richard M. Goldman
                                    President

                                   APPENDIX A

                     FORMS OF INVESTMENT ADVISORY AGREEMENTS

                               ADVISORY AGREEMENT

ADVISORY AGREEMENT made as of this [ ] day of [ ], 2010 by and between RYDEX SERIES FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1.   THE ADVISER'S SERVICES.

          (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

          (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

          (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

          (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

          The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

          (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign subcustodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

     3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

          (a) Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4.   BROKERAGE.

          (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

          (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

          (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers

     Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

         Notwithstanding the foregoing paragraph, with respect to the All Asset Conservative, All Asset Moderate, All Asset Aggressive, and Alternative Strategies Allocation Funds, the Adviser will bear its own costs of providing services hereunder. In addition, the Adviser agrees to pay all expenses incurred by the foregoing Funds, except for acquired fund fees and expenses, interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         Notwithstanding the foregoing paragraphs, with respect to the Multi-Hedge Strategies Fund, the Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the foregoing Fund, except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

     7.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

          (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

          (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

          (h) Representations. The representations and warranties in this
     Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
     Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "RYDEX". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

         The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

         This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12.  DURATION AND TERMINATION.

          (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

          (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

         Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

         In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13.  CERTAIN DEFINITIONS. For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

     18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.



                               RYDEX SERIES FUNDS, on behalf of each Fund listed on Schedule A


                               By:
                                   ----------------------------------------
                               Name:  Richard M. Goldman
                               Title: President



                               PADCO ADVISORS, INC.


                               By:
                                   --------------------------------
                               Name:  Richard M. Goldman
                               Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2010 BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                              PADCO ADVISORS, INC.


                            [LIST OF FUNDS AND FEES.]

                               ADVISORY AGREEMENT

ADVISORY AGREEMENT made as of this [ ] day of [ ], 2010 by and between RYDEX DYNAMIC FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1.   THE ADVISER'S SERVICES.

          (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

          (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

          (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

          (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

          The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

          (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub- custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

     3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

          (a) Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. BROKERAGE.

          (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

          (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

          (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

          (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

          (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

          (h) Representations. The representations and warranties in this
     Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
     Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "RYDEX". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this

Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. DURATION AND TERMINATION.

          (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

          (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state and/or federal, in Delaware, with respect to any dispute under this Agreement.

     18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.



                              RYDEX DYNAMIC FUNDS, on behalf of each Fund listed on Schedule A

                              By:
                                   ---------------------------------------------
                                    Name:    Richard M. Goldman
                                    Title:   President


                              PADCO ADVISORS, INC.

                              By:
                                   ---------------------------------------------
                                    Name:    Richard M. Goldman
                                    Title:   Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2010 BETWEEN
                               RYDEX DYNAMIC FUNDS
                                       AND
                              PADCO ADVISORS, INC.



                            [LIST OF FUNDS AND FEES.]

                                   APPENDIX B

  INFORMATION REGARDING THE INVESTMENT ADVISORY AGREEMENTS AND FEES PAID TO THE
                       INVESTMENT ADVISER AND AFFILIATES

PADCO Advisors, Inc. (the "Investment Adviser") currently serves as investment adviser to all series (collectively, the "Funds") of Rydex Series Funds ("RSF") and Rydex Dynamic Funds ("RDF") pursuant to (i) an investment advisory agreement between RSF, on behalf of all RSF series, and the Investment Adviser, made January 18, 2008, as amended; and (ii) an investment advisory agreement between RDF, on behalf of all RDF series, and the Investment Adviser, made January 18, 2008, as amended. Rydex Fund Services, Inc. ("RFS") serves as the administrator, transfer agent and accounting services agent for the Funds. Rydex Distributors, Inc. ("RDI") serves as principal underwriter to the Funds. RFS and RDI are affiliates of the Investment Adviser. The tables below provide the following information:

(i) the date on which a Fund's shareholders last approved the Fund's investment advisory agreement;

(ii) the annual rate of management fees paid by each Fund to the Investment Adviser, stated as a percentage of that Fund's average daily net assets;

(iii) the aggregate amount of management fees paid by each Fund to the Investment Adviser for the Fund's fiscal year ended March 31, 2009 for RSF and December 31, 2008 for RDF;

(iv) the amount of fees paid by each Fund to RFS for RFS' administrative and transfer agent services for the Fund during the Fund's fiscal year ended March 31, 2009 for RSF and December 31, 2008 for RDF;

(v) the amount of accounting service fees paid by each Fund to RFS for RFS' services as the accounting services agent for the Fund during the Fund's fiscal year ended March 31, 2009 for RSF and December 31, 2008 for RDF; and

(vi) the amount of distribution fees paid by each Fund to RDI for RDI's services as principal underwriter to the Fund pursuant to the Fund's distribution and shareholder services plans during the Fund's fiscal year ended March 31, 2009 for RSF and December 31, 2008 for RDF.

Each Fund did not pay any brokerage commissions to RDI or its affiliates during the Fund's fiscal year ended March 31, 2009 for RSF and December 31, 2008 for RDF.

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES PAID BY SERIES OF RYDEX DYNAMIC FUNDS:
-------------------------------- ------------- ------------ ------------------------- ------------------------- --------------------
        RYDEX DYNAMIC FUNDS       DATE OF LAST  MANAGEMENT   MANAGEMENT FEES PAID TO    ADMINISTRATIVE SERVICE   ACCOUNTING SERVICE
                                  SHAREHOLDER      FEES         INVESTMENT ADVISER         FEES PAID TO RFS       FEES PAID TO RFS
            SERIES NAME             APPROVAL

-------------------------------- ------------- ------------ ------------------------- ------------------------- --------------------
Dow 2x Strategy Fund                  [ ]          0.90%             $456,396                  $126,777                $76,066

-------------------------------- ------------- ------------ ------------------------- ------------------------- --------------------
Inverse Dow 2x Strategy Fund          [ ]          0.90%             $436,159                  $121,155                $72,693

-------------------------------- ------------- ------------ ------------------------- ------------------------- --------------------
Inverse NASDAQ-100(R)
   2x Strategy Fund                   [ ]          0.90%            $1,851,219                 $514,228               $308,536

-------------------------------- ------------- ------------ ------------------------- ------------------------- --------------------
Inverse Russell 2000(R)
   2x Strategy Fund                   [ ]          0.90%             $702,778                  $195,216               $117,130

-------------------------------- ------------- ------------ ------------------------- ------------------------- --------------------
Inverse S&P 500 2x Strategy Fund      [ ]          0.90%            $2,560,368                 $711,213               $426,728

-------------------------------- ------------- ------------ ------------------------- ------------------------- --------------------
NASDAQ-100(R) 2x Strategy Fund        [ ]          0.90%            $2,435,786                 $676,607               $405,964

-------------------------------- ------------- ------------ ------------------------- ------------------------- --------------------
Russell 2000(R) 2x Strategy Fund      [ ]          0.90%             $336,749                  $93,541                 $56,125

-------------------------------- ------------- ------------ ------------------------- ------------------------- --------------------
S&P 500 2x Strategy Fund              [ ]          0.90%            $1,913,304                 $531,473               $318,884

-------------------------------- ------------- ------------ ------------------------- ------------------------- --------------------

DISTRIBUTION FEES PAID BY SERIES OF RYDEX DYNAMIC FUNDS:
------------------------------------------ -------------------------- --------------------------- ----------------------------------
        RYDEX DYNAMIC FUNDS                         A-CLASS                    C-CLASS                        H-CLASS
                                               (0.25% 12B-1 FEE)          (1.00% 12B-1 FEE)              (0.25% 12B-1 FEE)
            SERIES NAME

------------------------------------------ -------------------------- --------------------------- ----------------------------------
Dow 2x Strategy Fund                                $16,588                    $70,735                       $92,505
------------------------------------------ -------------------------- --------------------------- ----------------------------------
Inverse Dow 2x Strategy Fund                        $7,113                     $54,864                       $100,326
------------------------------------------ -------------------------- --------------------------- ----------------------------------
Inverse NASDAQ-100(R) 2x Strategy Fund              $16,248                    $183,961                      $451,989
------------------------------------------ -------------------------- --------------------------- ----------------------------------
Inverse Russell 2000(R) 2x Strategy Fund            $17,138                    $46,244                       $166,517
------------------------------------------ -------------------------- --------------------------- ----------------------------------
Inverse S&P 500 2x Strategy Fund                    $43,920                    $308,488                      $590,171
------------------------------------------ -------------------------- --------------------------- ----------------------------------
NASDAQ-100(R) 2x Strategy Fund                      $29,636                    $295,583                      $573,075
------------------------------------------ -------------------------- --------------------------- ----------------------------------
Russell 2000(R) 2x Strategy Fund                    $1,615                     $17,671                       $87,508
------------------------------------------ -------------------------- --------------------------- ----------------------------------
S&P 500 2x Strategy Fund                            $31,737                    $339,402                      $414,886
------------------------------------------ -------------------------- --------------------------- ----------------------------------

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES PAID BY SERIES OF RYDEX SERIES FUNDS:
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
         RYDEX SERIES FUNDS                 DATE OF LAST  MANAGEMENT     MANAGEMENT FEES      ADMINISTRATIVE      ACCOUNTING SERVICE
                                            SHAREHOLDER     FEES       PAID TO INVESTMENT      SERVICE FEES       FEES PAID TO RFS
            SERIES NAME                       APPROVAL                      ADVISER            PAID TO RFS

------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex | SGI All-Asset Aggressive                [ ]         0.00%(1)          $0(1)              $0(2)                 $0(2)
Strategy Fund
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex | SGI All-Asset Conservative              [ ]         0.00%(1)          $0(1)              $0(2)                 $0(2)
Strategy Fund
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex | SGI All-Asset Moderate Strategy         [ ]         0.00%(1)          $0(1)              $0(2)                 $0(2)
Fund
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex | SGI All-Cap Opportunity Fund            [ ]         0.90%         $2,786,051           $773,903             $288,527
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex | SGI Alternative Strategies              [ ]         0.00%(1)          $0(1)              $0(2)                 $0(2)
Allocation Fund
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Banking Fund                              [ ]         0.85%          $152,561             $44,871               $17,948
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Basic Materials Fund                      [ ]         0.85%          $836,050            $245,897              $98,359
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Biotechnology Fund                        [ ]         0.85%          $811,452            $238,662              $95,465
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Commodities Strategy Fund                 [ ]         0.75%(3)       $863,431            $287,810             $114,298
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES PAID BY SERIES OF RYDEX SERIES FUNDS:
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
         RYDEX SERIES FUNDS                 DATE OF LAST  MANAGEMENT     MANAGEMENT FEES      ADMINISTRATIVE      ACCOUNTING SERVICE
                                            SHAREHOLDER     FEES       PAID TO INVESTMENT      SERVICE FEES       FEES PAID TO RFS
            SERIES NAME                       APPROVAL                      ADVISER            PAID TO RFS

------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Consumer Products Fund                    [ ]         0.85%          $291,418             $85,711               $34,284
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Electronics Fund                          [ ]         0.85%          $117,178             $34,464              $13,786
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Energy Fund                               [ ]         0.85%          $845,391            $248,644              $99,458
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Energy Services Fund                      [ ]         0.85%         $1,090,979           $320,876             $128,275
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Europe 1.25x Strategy Fund                [ ]         0.90%          $155,457             $43,182              $17,273
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Financial Services Fund                   [ ]         0.85%           $98,718             $29,035              $11,614
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex | SGI Global 130/30 Strategy Fund         [ ]         1.05%(4)        $67,805             $52,496              $20,999
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex | SGI Global Market Neutral Fund          [ ]         1.20%           $488(7)              $101(7)               $41(7)
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Government Long Bond 1.2x Strategy        [ ]         0.50%          $563,994            $144,850              $72,425
Fund
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Health Care Fund                          [ ]         0.85%          $391,222            $115,066              $46,026
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES PAID BY SERIES OF RYDEX SERIES FUNDS:
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
         RYDEX SERIES FUNDS                 DATE OF LAST  MANAGEMENT     MANAGEMENT FEES      ADMINISTRATIVE      ACCOUNTING SERVICE
                                            SHAREHOLDER     FEES       PAID TO INVESTMENT      SERVICE FEES       FEES PAID TO RFS
            SERIES NAME                       APPROVAL                      ADVISER            PAID TO RFS

------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex High Yield Strategy Fund                  [ ]         0.75%          $516,174            $172,058              $68,520
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Internet Fund                             [ ]         0.85%           $82,817             $24,358               $9,743
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Inverse Government Long Bond              [ ]         0.90%         $4,242,582          $1,178,495             $413,469
Strategy Fund
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Inverse High Yield Strategy Fund          [ ]         0.75%          $123,742             $41,247               $16,499
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Inverse Mid-Cap Strategy Fund             [ ]         0.90%          $105,433             $29,287               $11,715
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Inverse NASDAQ-100(R) Strategy Fund       [ ]         0.90%          $516,935            $143,593               $57,437
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Inverse Russell 2000(R) Strategy          [ ]         0.90%          $389,342            $108,150               $43,260
Fund
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Inverse S&P 500 Strategy Fund             [ ]         0.90%         $2,531,099           $703,083              $272,127
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Japan 2x Strategy Fund                    [ ]         0.75%           $38,396             $12,799               $5,119
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Leisure Fund                              [ ]         0.85%           $28,960              $8,518               $3,407
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES PAID BY SERIES OF RYDEX SERIES FUNDS:
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
         RYDEX SERIES FUNDS                 DATE OF LAST  MANAGEMENT     MANAGEMENT FEES      ADMINISTRATIVE      ACCOUNTING SERVICE
                                            SHAREHOLDER     FEES       PAID TO INVESTMENT      SERVICE FEES       FEES PAID TO RFS
            SERIES NAME                       APPROVAL                      ADVISER            PAID TO RFS

------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex | SGI Long/Short Commodities              [ ]         0.90%(3)         $0(5)               $0(5)                 $0(5)
Strategy Fund
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex | SGI Managed Futures Strategy            [ ]         0.90%(3)      $5,915,510           $1,643,197            $447,226
Fund
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Mid-Cap 1.5x Strategy Fund                [ ]         0.90%          $195,882             $54,412               $21,765
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex | SGI Multi-Hedge Strategies Fund         [ ]         1.15%(3)      $2,246,324             $0(6)                 $0(6)
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex NASDAQ-100(R) Fund                        [ ]         0.75%         $4,082,452           $1,360,817            $446,976
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Nova Fund                                 [ ]         0.75%          $719,954            $239,985               $95,994
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Precious Metals Fund                      [ ]         0.75%         $1,244,276           $414,759              $165,904
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Real Estate Fund                          [ ]         0.85%          $182,400             $53,647               $21,459
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Retailing Fund                            [ ]         0.85%           $67,185             $19,760               $7,904
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Russell 2000(R) 1.5x Strategy Fund        [ ]         0.90%          $223,092             $61,970               $24,788
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES PAID BY SERIES OF RYDEX SERIES FUNDS:
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
         RYDEX SERIES FUNDS                 DATE OF LAST  MANAGEMENT     MANAGEMENT FEES      ADMINISTRATIVE      ACCOUNTING SERVICE
                                            SHAREHOLDER     FEES       PAID TO INVESTMENT      SERVICE FEES       FEES PAID TO RFS
            SERIES NAME                       APPROVAL                      ADVISER            PAID TO RFS

------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Russell 2000(R) Fund                      [ ]         0.75%          $128,075             $42,692               $17,048
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex S&P 500 Fund                              [ ]         0.75%          $884,588            $294,863              $117,971
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex S&P 500 Pure Growth Fund                  [ ]         0.75%          $154,390             $51,464               $20,585
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex S&P 500 Pure Value Fund                   [ ]         0.75%          $162,604             $54,201               $21,681
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex S&P MidCap 400 Pure Growth Fund           [ ]         0.75%          $238,346             $79,449               $31,779
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex S&P MidCap 400 Pure Value Fund            [ ]         0.75%           $57,855             $19,285               $7,714
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex S&P SmallCap 600 Pure Growth Fund         [ ]         0.75%           $70,579             $23,527               $9,411
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex S&P SmallCap 600 Pure Value Fund          [ ]         0.75%          $102,427             $34,143               $13,657
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Strengthening Dollar 2x Strategy          [ ]         0.90%          $197,221            $270,058              $108,023
Fund
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Technology Fund                           [ ]         0.85%          $141,470             $41,609               $16,643
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES PAID BY SERIES OF RYDEX SERIES FUNDS:
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
         RYDEX SERIES FUNDS                 DATE OF LAST  MANAGEMENT     MANAGEMENT FEES      ADMINISTRATIVE      ACCOUNTING SERVICE
                                            SHAREHOLDER     FEES       PAID TO INVESTMENT      SERVICE FEES       FEES PAID TO RFS
            SERIES NAME                       APPROVAL                      ADVISER            PAID TO RFS

------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Telecommunications Fund                   [ ]         0.85%           $85,239             $25,070               $10,028
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Transportation Fund                       [ ]         0.85%          $196,438             $57,776               $23,110
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex U.S. Government Money Market Fund         [ ]         0.50%         $7,213,212          $2,885,285             $770,294
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Utilities Fund                            [ ]         0.85%          $271,807             $79,943               $31,978
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------
Rydex Weakening Dollar 2x Strategy Fund         [ ]         0.90%          $812,462            $225,684               $90,274
------------------------------------------ ------------- ------------ -------------------- ------------------- ---------------------

------------------------------------------------
(1) The Fund invests primarily in underlying funds (the "Underlying Funds"). The Investment Adviser receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Investment Adviser for its services. The fee is based on the average net daily assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.

(2) The Investment Adviser has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

(3) The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary has entered into a separate advisory agreement with the Investment Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Investment Adviser a management fee at the same rate that the Fund pays the Investment Adviser for services provided to the Fund. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Investment Adviser unless the Investment Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The management fees included in the table reflect the net management fees paid to the Investment Adviser by the Fund after the fee waiver.

(4) The Fund's management fee of 1.05% was effective April 1, 2009. Prior to April 1, 2009, the Fund paid the Investment Adviser a management fee that was comprised of two components: the first component was an annual basic fee equal to 0.70% of the Fund's average daily net assets, and the second component was a performance fee adjustment, resulting in a minimum fee of 0.50% and a maximum fee of 0.90%.

(5) Rydex | SGI Long/Short Commodities Strategies Fund had not commenced operations as of March 31, 2009.

(6) The Investment Adviser has contractually agreed to pay all operating expenses of the fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

(7)  From commencement of operations on March 30, 2009.

DISTRIBUTION FEES PAID BY SERIES OF RYDEX SERIES FUND*:

(*For A-Class, C-Class, H-Class and Advisor Class shares. Investor Class shares and Investor2 Class shares were not subject to distribution fees.)

------------------------------------------ ------------------- --------------------- --------------------- -------------------------
         RYDEX SERIES FUNDS                     A-CLASS              C-CLASS               H-CLASS               ADVISOR CLASS

            SERIES NAME
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex | SGI All-Asset Aggressive                   $0                $41,708                  $0                      N/A
Strategy Fund
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex | SGI All-Asset Conservative                 $0                $37,526                  $0                      N/A
Strategy Fund
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex | SGI All-Asset Moderate Strategy            $0                $192,074                 $0                      N/A
Fund
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex | SGI All-Cap Opportunity Fund            $111,339             $936,299              $428,489                   N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex | SGI Alternative Strategies                 $0                $43,815                  $0                      N/A
Allocation Fund
------------------------------------------ ------------------- --------------------- --------------------- -------------------------

------------------------------------------ ------------------- --------------------- --------------------- -------------------------
         RYDEX SERIES FUNDS                     A-CLASS              C-CLASS               H-CLASS               ADVISOR CLASS

            SERIES NAME
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Banking Fund                               $2,406              $28,923                 N/A                    $11,895
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Basic Materials Fund                      $11,994              $78,533                 N/A                    $40,655
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Biotechnology Fund                        $10,880              $47,497                 N/A                    $37,423
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Commodities Strategy Fund                 $42,520              $81,843               $224,829                   N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Consumer Products Fund                     $7,260              $34,234                 N/A                    $54,150
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Electronics Fund                            $202                $8,878                 N/A                     $4,390
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Energy Fund                               $14,686              $157,310                N/A                    $51,897
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Energy Services Fund                      $25,769              $191,456                N/A                    $63,928
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Europe 1.25x Strategy Fund                 $2,395              $34,845               $32,077                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Financial Services Fund                    $3,379              $26,486                 N/A                     $7,905
------------------------------------------ ------------------- --------------------- --------------------- -------------------------

------------------------------------------ ------------------- --------------------- --------------------- -------------------------
         RYDEX SERIES FUNDS                     A-CLASS              C-CLASS               H-CLASS               ADVISOR CLASS

            SERIES NAME
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex | SGI Global 130/30 Strategy Fund          $3,898              $106,585              $21,951                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex | SGI Global Market Neutral Fund            $76                   $0                   $26                      N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Government Long Bond 1.2x Strategy        $38,020              $66,700                 N/A                    $84,224
Fund
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Health Care Fund                           $2,869              $63,105                 N/A                    $36,386
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex High Yield Strategy Fund                  $40,877              $11,464               $128,315                   N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Internet Fund                               $373                $9,455                 N/A                     $6,558
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Inverse Government Long Bond              $139,264            $1,258,593               N/A                    $148,094
Strategy Fund
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Inverse High Yield Strategy Fund           $3,947              $26,583               $30,655                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Inverse Mid-Cap Strategy Fund              $1,593               $9,838               $25,234                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Inverse NASDAQ-100(R) Strategy Fund        $8,876              $59,467                 N/A                     $8,429
------------------------------------------ ------------------- --------------------- --------------------- -------------------------

------------------------------------------ ------------------- --------------------- --------------------- -------------------------
         RYDEX SERIES FUNDS                     A-CLASS              C-CLASS               H-CLASS               ADVISOR CLASS

            SERIES NAME
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Inverse Russell 2000(R) Strategy          $12,526              $50,281               $83,054                    N/A
Fund
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Inverse S&P 500 Strategy Fund             $41,365              $222,265                N/A                    $71,824
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Japan 2x Strategy Fund                     $1,932               $4,375                $9,773                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Leisure Fund                                $236                $2,467                 N/A                     $4,913
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex | SGI Long/Short Commodities                 $0                   $0                    $0                      N/A
Strategy Fund
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex | SGI Managed Futures Strategy            $128,725             $161,258              $340,510                   N/A
Fund
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Mid-Cap 1.5x Strategy Fund                 $3,070              $64,152               $35,304                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex | SGI Multi-Hedge Strategies Fund        $130,559             $423,942              $251,786                   N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex NASDAQ-100(R) Fund                         $9,783              $106,465                N/A                    $67,504
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Nova Fund                                 $16,382              $197,887                N/A                    $77,968
------------------------------------------ ------------------- --------------------- --------------------- -------------------------

------------------------------------------ ------------------- --------------------- --------------------- -------------------------
         RYDEX SERIES FUNDS                     A-CLASS              C-CLASS               H-CLASS               ADVISOR CLASS

            SERIES NAME
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Precious Metals Fund                      $18,347             $191,374                 N/A                    $44,668
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Real Estate Fund                          $13,497              $15,684               $36,229                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Retailing Fund                              $226               $11,201                 N/A                     $4,250
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Russell 2000(R) 1.5x Strategy Fund         $6,138              $85,188               $34,535                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Russell 2000(R) Fund                       $9,644              $10,180               $30,502                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex S&P 500 Fund                              $22,091              $89,619               $250,365                   N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex S&P 500 Pure Growth Fund                  $10,318              $37,930               $31,663                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex S&P 500 Pure Value Fund                    $3,918              $33,519               $41,904                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex S&P MidCap 400 Pure Growth Fund            $5,382              $39,175               $64,272                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex S&P MidCap 400 Pure Value Fund             $2,036              $19,701               $12,324                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------

------------------------------------------ ------------------- --------------------- --------------------- -------------------------
         RYDEX SERIES FUNDS                     A-CLASS              C-CLASS               H-CLASS               ADVISOR CLASS

            SERIES NAME
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex S&P SmallCap 600 Pure Growth Fund          $1,526              $20,769               $16,808                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex S&P SmallCap 600 Pure Value Fund           $2,192              $27,645               $25,040                    N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Strengthening Dollar 2x Strategy          $34,972              $131,758              $202,145                   N/A
Fund
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Technology Fund                            $1,308              $23,955                 N/A                    $14,926
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Telecommunications Fund                     $719               $21,870                 N/A                    $14,299
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Transportation Fund                        $1,448              $18,108                 N/A                    $14,512
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex U.S. Government Money Market Fund         $95,062             $1,326,559               N/A                   $1,121,423
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Utilities Fund                             $6,127              $57,961                 N/A                    $26,947
------------------------------------------ ------------------- --------------------- --------------------- -------------------------
Rydex Weakening Dollar 2x Strategy Fund         $37,179              $113,959              $160,015                   N/A
------------------------------------------ ------------------- --------------------- --------------------- -------------------------

                                   APPENDIX C

                    DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF PADCO ADVISORS, INC. The business address of the directors and principal executive officers is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

----------------------------- ---------------------------- --------------------------------------------------
NAME                          POSITION HELD WITH PADCO     OTHER PRINCIPAL OCCUPATION/POSITION
                              ADVISORS, INC.
----------------------------- ---------------------------- --------------------------------------------------
Richard M. Goldman            Director and Chief           Senior Vice President, Security Benefit
                              Executive Officer            Corporation; Director, First Security Benefit
                                                           Life Insurance and Annuity Company of New York;
                                                           President, Security Investors, LLC; CEO,
                                                           President, & Director, Rydex Distributors, Inc.;
                                                           President & CEO, Rydex Holdings, LLC; CEO &
                                                           Director, PADCO Advisors II, Inc.; Director,
                                                           Rydex Fund Services, Inc.; President and
                                                           Manager, Security Global Investors, LLC
----------------------------- ---------------------------- --------------------------------------------------
Michael P. Byrum              Director, Chief Investment   Director, Chief Investment Officer, President,
                              Officer, President, and      and Secretary, PADCO Advisors II, Inc.;
                              Secretary                    Secretary, Rydex Funds Services, Inc.; Chief
                                                           Investment Officer, Rydex Holdings, LLC;
                                                           Manager, Rydex Specialized Products, LLC
----------------------------- ---------------------------- --------------------------------------------------

MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF SECURITY GLOBAL INVESTORS, LLC. The business address of the managers and principal executive officers is 801 Montgomery Street, 2nd Floor, San Francisco, California 94133.

----------------------------- ---------------------------- --------------------------------------------------
NAME                          POSITION HELD WITH           OTHER PRINCIPAL OCCUPATION/POSITION
                              SECURITY GLOBAL INVESTORS,
                              LLC
----------------------------- ---------------------------- --------------------------------------------------
Richard M. Goldman            President and Manager        Senior Vice President, Security Benefit
                                                           Corporation; Director, First Security Benefit
                                                           Life Insurance and Annuity Company of New York;
                                                           President and Manager Representative, Security
                                                           Investors, LLC; CEO, President, & Director,
                                                           Rydex Distributors, Inc.; President & CEO, Rydex
                                                           Holdings, LLC; CEO & Director, PADCO Advisors,
                                                           Inc.; CEO & Director, PADCO Advisors II, Inc.;
                                                           Director, Rydex Fund Services, Inc.
----------------------------- ---------------------------- --------------------------------------------------
Kris A. Robbins               Manager                      Chairman of the Board, President and Chief
                                                           Executive Officer, Security Benefit Corporation,
                                                           Security Benefit Life Insurance Company, First
                                                           Security Benefit Life Insurance and Annuity
                                                           Company of New York and Security Benefit Mutual
                                                           Holding Company.
----------------------------- ---------------------------- --------------------------------------------------

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH PADCO ADVISORS, INC. OR SECURITY GLOBAL INVESTORS, LLC. The business address of each of the following persons is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

----------------------------- ---------------------------- --------------------------------------------------
NAME                          POSITION HELD WITH THE       POSITION HELD WITH INVESTMENT ADVISER OR
                              FUNDS                        SUB-ADVISER
----------------------------- ---------------------------- --------------------------------------------------
Richard M. Goldman            Trustee and President        Director and Chief Executive Officer, PADCO
                                                           Advisors, Inc.

                                                           President and Manager, Security Global
                                                           Investors, LLC
----------------------------- ---------------------------- --------------------------------------------------
Michael P. Byrum              Vice President               Director, Chief Investment Officer, President,
                                                           and Secretary, PADCO Advisors, Inc.
----------------------------- ---------------------------- --------------------------------------------------
Joanna M. Haigney             Chief Compliance Officer     Chief Compliance Officer and Secretary, PADCO
                                                           Advisors, Inc.
----------------------------- ---------------------------- --------------------------------------------------
Keith Fletcher                Vice President               Vice President, PADCO Advisors, Inc.
----------------------------- ---------------------------- --------------------------------------------------

                                  APPENDIX D-1

    ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED BY
                PADCO ADVISORS, INC. AND PADCO ADVISORS II, INC.

Each of the tables below lists the names of other mutual funds advised by PADCO Advisors, Inc. or PADCO Advisors II, Inc. (collectively, the "Investment Adviser") with similar investment objectives as the Funds, and information concerning the Funds' and such other funds' net assets as of December 31, 2009 and the rate of compensation for the Investment Adviser for its services to the Funds and such other funds.

SERIES OF RYDEX DYNAMIC FUNDS:

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
DOW 2X STRATEGY FUND                                         0.90%                            $51.87
------------------------------------------ ------------------------------------------- ----------------------
Dow 2x Strategy Fund, a series of Rydex                      0.90%                            $19.86
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
INVERSE DOW 2X STRATEGY FUND                                 0.90%                            $39.51
------------------------------------------ ------------------------------------------- ----------------------
Inverse Dow 2x Strategy Fund, a series                       0.90%                            $18.02
of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
INVERSE NASDAQ-100 2X STRATEGY FUND                          0.90%                            $69.57
------------------------------------------ ------------------------------------------- ----------------------
None                                                          N/A                               N/A
------------------------------------------ ------------------------------------------- ----------------------

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT         NET ASSETS(IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RUSSELL 2000 2X STRATEGY FUND                                0.90%                            $45.30
------------------------------------------ ------------------------------------------- ----------------------
Rydex Inverse 2x Russell 2000 ETF, a                         0.70%                            $14.57
series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------

                                     D-1-1

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT         NET ASSETS(IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
S&P 500 2X STRATEGY FUND                                     0.90%                            $143.74
------------------------------------------ ------------------------------------------- ----------------------
Rydex Inverse 2x S&P 500 ETF, a series                       0.70%                            $87.75
of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
NASDAQ-100 2X STRATEGY FUND                                  0.90%                            $228.51
------------------------------------------ ------------------------------------------- ----------------------
NASDAQ-100 2x Strategy Fund, a series of                     0.90%                            $36.12
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RUSSELL 2000 2X STRATEGY FUND                                0.90%                            $28.69
------------------------------------------ ------------------------------------------- ----------------------
Russell 2000 2x Strategy Fund, a series                      0.90%                             $3.65
of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------
Rydex 2x Russell 2000 ETF, a series of                       0.70%                            $26.73
Rydex ETF Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
S&P 500 2X STRATEGY FUND                                     0.90%                            $326.21
------------------------------------------ ------------------------------------------- ----------------------
S&P 500 2x Strategy Fund, a series of                        0.90%                            $28.88
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------
Rydex 2x S&P 500 ETF, a series of Rydex                      0.70%                            $104.67
ETF Trust
------------------------------------------ ------------------------------------------- ----------------------

                                     D-1-2

SERIES OF RYDEX SERIES FUNDS:

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI ALL-ASSET AGGRESSIVE                            0.00%(1)                           $7.97
STRATEGY FUND
------------------------------------------ ------------------------------------------- ----------------------
All-Asset Aggressive Strategy Fund                          0.00%(1)                          $16.25
(formerly, Essential Portfolio
Aggressive Fund), a series of Rydex
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI ALL-ASSET CONSERVATIVE                          0.00%(1)                          $15.76
STRATEGY FUND
------------------------------------------ ------------------------------------------- ----------------------
All-Asset Conservative Strategy Fund                        0.00%(1)                           $8.17
(formerly, Essential Portfolio
Conservative Fund), a series of Rydex
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI ALL-ASSET MODERATE STRATEGY                     0.00%(1)                          $37.19
FUND
------------------------------------------ ------------------------------------------- ----------------------
All-Asset Moderate Strategy Fund                            0.00%(1)                          $18.68
(formerly, Essential Portfolio Moderate
Fund), a series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI ALL-CAP OPPORTUNITY FUND                         0.90%                            $200.23
------------------------------------------ ------------------------------------------- ----------------------
All-Cap Opportunity Fund, a series of                        0.90%                            $68.36
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI ALTERNATIVE STRATEGIES                          0.00%(1)                          $38.43
ALLOCATION FUND
------------------------------------------ ------------------------------------------- ----------------------
Alternative Strategies Allocation Fund,                     0.00%(1)                           $5.12
a series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------

                                     D-1-3

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX BANKING FUND                                           0.85%                             $7.21
------------------------------------------ ------------------------------------------- ----------------------
Banking Fund, a series of Rydex Variable                     0.85%                             $4.64
Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX BASIC MATERIALS FUND                                   0.85%                            $85.79
------------------------------------------ ------------------------------------------- ----------------------
Basic Materials Fund, a series of Rydex                      0.85%                            $46.53
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX BIOTECHNOLOGY FUND                                     0.85%                            $58.30
------------------------------------------ ------------------------------------------- ----------------------
Biotechnology Fund, a series of Rydex                        0.85%                            $13.15
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX COMMODITIES STRATEGY FUND                             0.75%(2)                          $46.76
------------------------------------------ ------------------------------------------- ----------------------
Commodities Strategy Fund, a series of                      0.75%(2)                          $21.39
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX CONSUMER PRODUCTS FUND                                 0.85%                            $182.58
------------------------------------------ ------------------------------------------- ----------------------
Consumer Products Fund, a series of                          0.85%                            $21.26
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX ELECTRONICS FUND                                       0.85%                            $95.78
------------------------------------------ ------------------------------------------- ----------------------
Electronics Fund, a series of Rydex                          0.85%                            $25.03
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------

                                     D-1-4

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX ENERGY FUND                                            0.85%                            $65.87
------------------------------------------ ------------------------------------------- ----------------------
Energy Fund, a series of Rydex Variable                      0.85%                            $39.36
Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX ENERGY SERVICES FUND                                   0.85%                            $87.15
------------------------------------------ ------------------------------------------- ----------------------
Energy Services Fund, a series of Rydex                      0.85%                            $41.51
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX EUROPE 1.25X STRATEGY FUND                             0.90%                            $18.99
------------------------------------------ ------------------------------------------- ----------------------
Europe 1.25x Strategy Fund, a series of                      0.90%                            $22.46
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX FINANCIAL SERVICES FUND                                0.85%                            $26.44
------------------------------------------ ------------------------------------------- ----------------------
Financial Services Fund, a series of                         0.85%                            $17.17
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI GLOBAL 130/30 STRATEGY FUND                     1.05%(3)                          $14.06
------------------------------------------ ------------------------------------------- ----------------------
None                                                          N/A                               N/A
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI GLOBAL MARKET NEUTRAL FUND                       1.20%                            $18.75
------------------------------------------ ------------------------------------------- ----------------------
None                                                          N/A                               N/A
------------------------------------------ ------------------------------------------- ----------------------

                                     D-1-5

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX GOVERNMENT LONG BOND 1.2X STRATEGY                     0.50%                            $75.45
FUND
------------------------------------------ ------------------------------------------- ----------------------
Government Long Bond 1.2x Strategy Fund,                     0.50%                            $24.09
a series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX HEALTH CARE FUND                                       0.85%                            $192.12
------------------------------------------ ------------------------------------------- ----------------------
Health Care Fund, a series of Rydex                          0.85%                            $26.90
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX HIGH YIELD STRATEGY FUND                               0.75%                            $20.61
------------------------------------------ ------------------------------------------- ----------------------
None                                                          N/A                               N/A
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX INTERNET FUND                                          0.85%                            $26.46
------------------------------------------ ------------------------------------------- ----------------------
Internet Fund, a series of Rydex                             0.85%                            $30.36
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX INVERSE GOVERNMENT LONG BOND                           0.90%                            $595.79
STRATEGY FUND
------------------------------------------ ------------------------------------------- ----------------------
Inverse Government Long Bond Strategy                        0.90%                            $27.96
Fund, a series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX INVERSE HIGH YIELD STRATEGY FUND                       0.75%                             $7.24
------------------------------------------ ------------------------------------------- ----------------------
None                                                          N/A                               N/A
------------------------------------------ ------------------------------------------- ----------------------

                                     D-1-6

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX INVERSE MID-CAP STRATEGY FUND                          0.90%                             $4.55
------------------------------------------ ------------------------------------------- ----------------------
Inverse Mid-Cap Strategy Fund, a series                      0.90%                             $4.68
of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX INVERSE NASDAQ-100 STRATEGY FUND                       0.90%                            $22.32
------------------------------------------ ------------------------------------------- ----------------------
Inverse NASDAQ-100 Strategy Fund, a                          0.90%                            $14.31
series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX INVERSE RUSSELL 2000 STRATEGY FUND                     0.90%                            $21.41
------------------------------------------ ------------------------------------------- ----------------------
Inverse Russell 2000 Strategy Fund, a                        0.90%                            $11.43
series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX INVERSE S&P 500 STRATEGY FUND                          0.90%                            $243.51
------------------------------------------ ------------------------------------------- ----------------------
Inverse S&P 500 Strategy Fund, a series                      0.90%                            $22.97
of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX JAPAN 2X STRATEGY FUND                                 0.75%                             $5.54
------------------------------------------ ------------------------------------------- ----------------------
Japan 2x Strategy Fund, a series of                          0.75%                             $8.41
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX LEISURE FUND                                           0.85%                             $3.93
------------------------------------------ ------------------------------------------- ----------------------
Leisure Fund, a series of Rydex Variable                     0.85%                            $11.72
Trust
------------------------------------------ ------------------------------------------- ----------------------

                                     D-1-7

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI LONG/SHORT COMODITIES                           0.90%(2)                           $7.24
STRATEGY FUND
------------------------------------------ ------------------------------------------- ----------------------
None                                                          N/A                               N/A
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI MANAGED FUTURES STRATEGY                        0.90%(2)                         $2,330.56
FUND
------------------------------------------ ------------------------------------------- ----------------------
Managed Futures Strategy Fund, a series                     0.90%(2)                          $28.64
of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX MID-CAP 1.5X STRATEGY FUND                             0.90%                            $27.71
------------------------------------------ ------------------------------------------- ----------------------
Mid-Cap 1.5x Strategy Fund, a series of                      0.90%                            $14.38
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI MULTI-HEDGE STRATEGIES FUND                      1.15%                            $117.87
------------------------------------------ ------------------------------------------- ----------------------
Multi-Hedge Strategies Fund, a series of                    1.15%(2)                          $25.56
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX NASDAQ-100 FUND                                        0.75%                            $589.36
------------------------------------------ ------------------------------------------- ----------------------
NASDAQ-100 Fund, a series of Rydex                           0.75%                            $57.55
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX NOVA FUND                                              0.75%                            $77.74
------------------------------------------ ------------------------------------------- ----------------------
Nova Fund, a series of Rydex Variable                        0.75%                            $50.57
Trust
------------------------------------------ ------------------------------------------- ----------------------

                                     D-1-8

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX PRECIOUS METALS FUND                                   0.75%                            $313.27
------------------------------------------ ------------------------------------------- ----------------------
Precious Metals Fund, a series of Rydex                      0.75%                            $86.29
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX REAL ESTATE FUND                                       0.85%                            $35.66
------------------------------------------ ------------------------------------------- ----------------------
Real Estate Fund, a series of Rydex                          0.85%                            $33.88
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX RETAILING FUND                                         0.85%                             $7.61
------------------------------------------ ------------------------------------------- ----------------------
Rydex Retailing Fund, a series of Rydex                      0.85%                            $15.49
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX RUSSELL 2000 1.5X STRATEGY FUND                        0.90%                            $21.28
------------------------------------------ ------------------------------------------- ----------------------
Russell 2000 1.5x Strategy Fund, a                           0.90%                            $10.59
series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX RUSSELL 2000 FUND                                      0.75%                            $13.62
------------------------------------------ ------------------------------------------- ----------------------
None                                                          N/A                               N/A
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX S&P 500 FUND                                           0.75%                            $140.36
------------------------------------------ ------------------------------------------- ----------------------
None                                                          N/A                               N/A
------------------------------------------ ------------------------------------------- ----------------------

                                     D-1-9

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX S&P 500 PURE GROWTH FUND                               0.75%                            $54.32
------------------------------------------ ------------------------------------------- ----------------------
S&P 500 Pure Growth Fund, a series of                        0.75%                            $34.48
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------
S&P MidCap 500 Pure Growth ETF, a series                     0.35%                            $58.16
of Rydex ETF Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX S&P 500 PURE VALUE FUND                                0.75%                            $25.14
------------------------------------------ ------------------------------------------- ----------------------
S&P 500 Pure Value Fund, a series of                         0.75%                            $27.85
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------
S&P MidCap 500 Pure Value ETF, a series                      0.35%                            $34.31
of Rydex ETF Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX S&P MIDCAP 400 PURE GROWTH FUND                        0.75%                            $48.37
------------------------------------------ ------------------------------------------- ----------------------
S&P MidCap 400 Pure Growth Fund, a                           0.75%                            $44.92
series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------
Rydex S&P MidCap 400 Pure Growth ETF, a                      0.35%                            $101.76
series of Rydex ETF Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX S&P MIDCAP 400 PURE VALUE FUND                         0.75%                            $36.50
------------------------------------------ ------------------------------------------- ----------------------
S&P MidCap 400 Pure Value Fund, a series                     0.75%                            $29.51
of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------
Rydex S&P MidCap 400 Pure Value ETF, a                       0.35%                            $25.24
series of Rydex ETF Trust
------------------------------------------ ------------------------------------------- ----------------------

                                     D-1-10

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX S&P SMALLCAP 600 PURE GROWTH FUND                      0.75%                            $22.73
------------------------------------------ ------------------------------------------- ----------------------
S&P SmallCap 600 Pure Growth Fund, a                         0.75%                            $13.56
series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------
Rydex S&P SmallCap 600 Pure Growth ETF,                      0.35%                            $13.10
a series of Rydex ETF Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX S&P SMALLCAP 600 PURE VALUE FUND                       0.75%                            $26.56
------------------------------------------ ------------------------------------------- ----------------------
S&P SmallCap 600 Pure Value Fund, a                          0.75%                            $13.56
series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------
Rydex S&P SmallCap 600 Pure Value ETF, a                     0.35%                            $84.91
series of Rydex ETF Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX STRENGTHENING DOLLAR 2X STRATEGY                       0.90%                            $71.00
FUND
------------------------------------------ ------------------------------------------- ----------------------
Strengthening Dollar 2x Strategy Fund, a                     0.90%                             $7.53
series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX TECHNOLOGY FUND                                        0.85%                            $39.97
------------------------------------------ ------------------------------------------- ----------------------
Technology Fund, a series of Rydex                           0.85%                            $15.49
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX TELECOMMUNICATIONS FUND                                0.85%                            $70.49
------------------------------------------ ------------------------------------------- ----------------------
Telecommunications Fund, a series of                         0.85%                             $5.75
Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------

                                     D-1-11

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX TRANSPORTATION FUND                                    0.85%                            $76.79
------------------------------------------ ------------------------------------------- ----------------------
Transportation Fund, a series of Rydex                       0.85%                             $8.46
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX U.S. GOVERNMENT MONEY MARKET FUND                      0.50%                           $1,341.27
------------------------------------------ ------------------------------------------- ----------------------
U.S. Government Money Market Fund, a                         0.50%                            $231.44
series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX UTILITIES FUND                                         0.85%                            $55.62
------------------------------------------ ------------------------------------------- ----------------------
Utilities Fund, a series of Rydex                            0.85%                            $15.82
Variable Trust
------------------------------------------ ------------------------------------------- ----------------------


------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE INVESTMENT        NET ASSETS (IN
                                           ADVISER (AS A PERCENTAGE OF AVERAGE DAILY         MILLIONS)
     Fund(s) with Similar Objective                        NET ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX WEAKENING DOLLAR 2X STRATEGY FUND                      0.90%                            $63.15
------------------------------------------ ------------------------------------------- ----------------------
Weakening Dollar 2x Strategy Fund, a                         0.90%                             $4.91
series of Rydex Variable Trust
------------------------------------------ ------------------------------------------- ----------------------

-----------------------
(1) The Fund invests primarily in underlying funds (the "Underlying Funds"). The Investment Adviser receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Investment Adviser for its services. The fee is based on the average net daily assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.

(2) The Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary has entered into a separate advisory agreement with the Investment Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Investment Adviser a management fee at the same rate that the Fund pays the Investment Adviser for services provided to the Fund. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Investment Adviser unless the Investment Adviser first

                                     D-1-12
     obtains the prior approval of the Fund's Board of Trustees for such termination. The management fees included in the table reflect the net management fees paid to the Investment Adviser by the Fund after the fee waiver.


                                     D-1-13

                                  APPENDIX D-2

      ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT SUB-ADVISED BY OF
                         SECURITY GLOBAL INVESTORS, LLC


The table below lists the names of other mutual funds sub-advised by Security Global Investors, LLC (the "Sub-Adviser") with similar investment objectives as the Fund, and information concerning the Fund's and such other funds' net assets as of December 31, 2009 and the rate of compensation for the Sub-Adviser for its services to the Fund and such other funds.

------------------------------------------ ------------------------------------------- ----------------------
                FUND NAME                    ANNUAL COMPENSATION TO THE SUB-ADVISER       NET ASSETS (IN
                                             (AS A PERCENTAGE OF AVERAGE DAILY NET           MILLIONS)
     Fund(s) with Similar Objective                         ASSETS)
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI GLOBAL 130/30 STRATEGY FUND                      0.65%                            $14.06
------------------------------------------ ------------------------------------------- ----------------------
RYDEX | SGI GLOBAL MARKET NEUTRAL FUND                       0.80%                            $18.75
------------------------------------------ ------------------------------------------- ----------------------
Rydex | SGI Global Fund, a series of            0.35% on the first $300 million;           $112,385,525
Security Equity Fund                          0.30% on the next $450 million; and
                                                      0.25% thereafter(1)
------------------------------------------ ------------------------------------------- ----------------------
Rydex | SGI Global Institutional Fund, a        0.35% on the first $300 million;            $4,542,055
series of Security Equity Fund                0.30% on the next $450 million; and
                                                      0.25% thereafter(1)
------------------------------------------ ------------------------------------------- ----------------------
Series D (Global Series), a series of           0.35% on the first $300 million;           $270,193,342
SBL Fund                                      0.30% on the next $450 million; and
                                                      0.25% thereafter(1)
------------------------------------------ ------------------------------------------- ----------------------
International Equity Fund, a series of                       0.40%                         $96,747,876*
American Independence Funds Trust
------------------------------------------ ------------------------------------------- ----------------------

---------------------------------------
(1) These annual fees are stated as a percentage of the combined average daily net assets of the portion of Rydex | SGI Global Fund, Rydex | SGI Global Institutional Fund and Series D (Global Series) managed by the Sub-Adviser.

*     As of October 31, 2009.


                                     D-2-1

                                   APPENDIX E

       FORM OF SUB-ADVISORY AGREEMENT WITH SECURITY GLOBAL INVESTORS, LLC

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the [ ] day of [ ], 2010 between PADCO Advisors, Inc. (the "Adviser"), a Maryland corporation, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Security Global Investors, LLC (the "Subadviser"), a Kansas limited liability company registered under the Investment Advisers Act.

                              W I T N E S S E T H:

WHEREAS, Rydex Series Funds, a Delaware statutory trust (the "Trust"), is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

WHEREAS, the Trust is authorized to issue shares of (a) the Global 130/30 Strategy Fund and (b) the Global Market Neutral Fund (individually a "Fund" and together the "Funds"), each a separate series of the Trust;

WHEREAS, each Fund has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser as subadviser to act as investment adviser for and to manage each Fund's Investments (as defined below) and the Subadviser desires to render such services.

NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

     1. Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the assets of each Fund, subject to the supervision of the Adviser and the Board of Trustees of the Funds and subject to the terms of this Agreement. The Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the Fund's Investments (as defined below).

     2. Duties of Subadviser.

          (a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and each Fund's Board of Trustees to purchase, hold and sell investments for the Funds (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Fund the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

     The Subadviser acknowledges that the Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the Investment

     Company Act. Accordingly, the Subadviser hereby agrees that it will not consult with any other subadviser of a Fund, or an affiliated person of such other subadviser, concerning transactions for the Fund in securities or other fund assets. The Subadviser shall be limited to providing investment advice with respect to only the discrete portion of each Fund's portfolio as may be determined from time-to-time by the Adviser, and shall not consult with any other subadviser (if any) as to any other portion of such Fund's portfolio concerning transactions for the Fund in securities or other assets.

          (b) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and each Fund's Board to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of each Fund's Investments with or through, such persons, brokers or dealers as Subadviser may select which may include, to the extent permitted by the Adviser and the Fund's Board, brokers or dealers affiliated with the Subadviser or Adviser, and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders for the Funds it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of each Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to that particular Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, or the Fund's Board, providing such information as the number of aggregated trades to which such Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

          (c) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund ("Principal Transactions"); provided, however, the Subadviser or an affiliated person of the Subadviser may enter into a Principal Transaction with the Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

          The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Fund with a copy of such Code of Ethics.

          (d) Books and Records. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder solely with respect to transactions made by it on behalf of a Fund including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9),
     (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Funds required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in part (e) of Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the Funds and shall be immediately surrendered to the appropriate Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Funds or the Adviser at any time upon reasonable request and notice, including telecopy, during any business day.

          (e) Information Concerning Investments and Subadviser. From time to time as the Adviser or the Funds may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolios, all in such detail as the Adviser or the Funds may reasonably request. The Subadviser will make available its officers and employees to meet with the Board of Directors of the Funds at the principal place of business of the Funds on due notice to review the Investments of the Fund.

          The Subadviser will also provide such information as is customarily provided by a subadviser and may be required for the Funds or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

          During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Funds, or the public that refer to the Subadviser for Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Subadviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

          (f) Custody Arrangements. The Subadviser shall provide the Funds' custodian, on each business day with information relating to all transactions concerning each Fund's assets.

          (g) Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with the Trust's Agreement and Declaration of Trust, By-Laws, and currently effective registration statement and with the written instructions and directions of the Funds' Board and the Adviser, after receipt of such documents, from the Fund(s), and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act (the "CEA"), the rules thereunder, and all other applicable federal and state laws and regulations.

          In carrying out its obligations under this Agreement, the Subadviser shall ensure that the Fund complies with all applicable statutes and regulations necessary to qualify the Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that either Fund has ceased to so qualify or that it might not so qualify in the future.

          (h) Information Concerning the Funds. The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Trust's Agreement and Declaration of Trust, (ii) the By-Laws of the Funds, (iii) each Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and (iv) any written instructions of the Funds' Board and the Adviser.

          (i) Voting of Proxies. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of Investments held by the Funds.

          (j) Informational Material. The Subadviser shall provide the Adviser for its review, prior to their use, copies of all informational materials prepared by or on behalf of the Subadvsier, mentioning either Fund, including, but not limited to, advertisements, brochures, and promotional and any other similar materials (the "Informational Materials"), and that such Informational Materials shall conform with, and be disseminated in accordance with, applicable laws.

     3. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent either Fund or the Adviser in any way or otherwise be deemed an agent of either Fund or the Adviser.

     4. Compensation. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fee set forth in Exhibit A to this Agreement.

     5. Expenses. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its investment management duties under this Agreement without the approval of the Adviser and the applicable Fund's Board.

     6. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Funds as follows:

          (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

          (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act;

          (c) The Subadviser has filed a notice of exemption pursuant to Rule
     4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

          (d) The Subadviser is fully authorized under all applicable law to serve as Subadviser to the Funds and to perform the services described under this Agreement;

          (e) The Subadviser is a limited liability company duly organized and validly existing under the laws of the state of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

          (f) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or
     (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

          (g) This Agreement is a valid and binding agreement of the Subadviser;

          (h) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (i) The Subadviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Investment Advisers Act and the rules thereunder, has provided the Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Fund in complying with the Funds' compliance program adopted pursuant to Rule 38a-1 under the Investment Company Act, to the extent applicable. The Subadviser understands that the Boards of Trustees of the Funds are required to approve the Subadviser's compliance policies and procedures and acknowledges that this Agreement is conditioned upon such Board approval; and

          (j) The Subadviser shall not divert any Funds' portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of such Fund, any other series of the Trust, or any other registered investment company.

     7. Non-Exclusivity. The services of the Subadviser with respect to the Funds are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

     8. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

          (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

          (b) The Adviser is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (d) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser;

          (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

     9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 8 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10. Liability and Indemnification. The Subadviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the 1933 Act) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Subadviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Subadviser's misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligations and duties under this Agreement.

     11. Duration and Termination.

          (a) Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board of Trustees or by the vote of a majority of the applicable Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Fund's Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees of the Funds may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board to evaluate the terms of this Agreement.

          (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

               (i) By vote of a majority of the Board of Trustees of a Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

               (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured within twenty (20) days of the Subadviser's receipt of written notice of such breach;

               (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

               (iv) By the Subadviser upon 120 days written notice to the Adviser and the applicable Fund.

This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

     12. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     13. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with shall be approved by the Board of Trustees of the applicable Fund or by a vote of a majority of the outstanding voting securities of the applicable Fund.

     14. Notice. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

          (a) If to the Subadviser:

              Security Global Investors, LLC
              801 Montgomery Street, 2nd Floor
              San Francisco, CA 94133-5164
              Attention: John Boich, Vice President and Head of Global Equity
              Facsimile: (415) 274-7720

              With a copy to:

              Security Benefit Corporation
              One Security Benefit Place
              Topeka, KS 66636
              Attention: General Counsel
              Facsimile: (785) 438-3080

          (b) If to the Adviser:

              PADCO Advisors, Inc.
              9601 Blackwell Road, Suite 500
              Rockville, MD 20850
              Attention: President
              Facsimile: (301) 296-5106

              With a copy to:

              Security Benefit Corporation

              One Security Benefit Place
              Topeka, KS 66636
              Attention: General Counsel
              Facsimile: (785) 438-3080

          (c) If to the Trust:

              Rydex Series Funds
              9601 Blackwell Road, Suite 500
              Rockville, MD 20850
              Attention: Secretary
              Facsimile: (301) 296-5108

     15. Governing Law; Jurisdiction. Except as indicated in Section 19(b) of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its conflicts of law provisions.

     16. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

     17. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     19. Certain Definitions.

          (a) "Business Day." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

          (b) Miscellaneous. As used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                     PADCO Advisors, Inc.

                                     By:
                                        ----------------------------------------
                                     Name:    Richard M. Goldman
                                     Title:   President


                                     Attest:
                                            ------------------------------------
                                     Name:
                                     Title:

                                     Security Global Investors, LLC

                                     By:
                                        ----------------------------------------
                                     Name:    Richard M. Goldman
                                     Title:

                                     Attest:
                                            ------------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT A

                                  Compensation

For all services rendered by the Subadviser hereunder to the Global 130/30 Strategy Fund, Adviser shall pay to Subadviser a fee (the "Subadvisory Fee") at an annual rate of 0.65% (65 basis points) of the Fund's average daily net assets.

For all services rendered by the Subadviser hereunder to the Global Market Neutral Fund, Adviser shall pay to Subadviser a fee (the "Subadvisory Fee") at an annual rate of 0.80% (80 basis points) of the Fund's average daily net assets.

For purposes of calculating the compensation to be paid hereunder, each Fund's assets shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of such Fund's shares as described in the then current prospectus for the Fund.

The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than ten (10) business days thereafter. If this Agreement shall be effective for only a portion of a year, then the Subadviser's fee for said year shall be prorated for such portion.

                                   APPENDIX F

      INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH SECURITY GLOBAL
                 INVESTORS, LLC AND FEES PAID TO THE SUB-ADVISER

Security Global Investors, LLC (the "Sub-Adviser") currently serves as sub-adviser to the Rydex | SGI Global 130/30 Strategy Fund and the Rydex | SGI Global Market Neutral Fund, each a series of Rydex Series Funds (collectively, the "SGI Funds"), pursuant to the investment sub-advisory agreement between PADCO Advisors, Inc., the SGI Funds' investment adviser (the "Investment Adviser"), and the Sub-Adviser. The table below provides the following information:

(i)      the date of the Sub-Advisory Agreement;

(ii) the date on which the SGI Funds' shareholders last approved the Funds' Sub-Advisory Agreement;

(iii) the annual rate of sub-advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the SGI Funds; and

(iv) the aggregate amount of advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the SGI Funds during the SGI Funds' most recently completed fiscal year (ended March 31, 2009).


---------------------------------------- ----------------- ----------------- ---------------------------- -----------------------
              FUND                           DATE OF         DATE OF LAST         SUB-ADVISORY FEES         SUB-ADVISORY FEES
                                           SUB-ADVISORY      SHAREHOLDER                                   PAID TO SUB-ADVISER
                                            AGREEMENT          APPROVAL
---------------------------------------- ----------------- ----------------- ---------------------------- -----------------------
Rydex | SGI Global 130/30 Strategy Fund      3/6/2009      [    ]                       0.65%                     [    ]
---------------------------------------- ----------------- ----------------- ---------------------------- -----------------------
Rydex | SGI Global Market Neutral Fund       3/6/2009      [    ]                       0.80%                     [    ]
---------------------------------------- ----------------- ----------------- ---------------------------- -----------------------

                                   APPENDIX G

                               OUTSTANDING SHARES

[As of February 24, 2010, the total number of shares outstanding for each Fund is set forth in the table below:]

RYDEX DYNAMIC FUNDS:

----------------------------------- -----------------------------------------------------------------------------
               FUND                                              SHARES OUTSTANDING
----------------------------------- -----------------------------------------------------------------------------
                                         A-CLASS            C-CLASS             H-CLASS             TOTAL
----------------------------------- ------------------ ------------------- ------------------ -------------------
Dow 2x Strategy Fund

----------------------------------- ------------------ ------------------- ------------------ -------------------
Inverse Dow 2x Strategy Fund

----------------------------------- ------------------ ------------------- ------------------ -------------------
Inverse NASDAQ-100(R) 2x Strategy
Fund

----------------------------------- ------------------ ------------------- ------------------ -------------------
Inverse Russell 2000(R) 2x Strategy
Fund

----------------------------------- ------------------ ------------------- ------------------ -------------------
Inverse S&P 500 2x Strategy Fund

----------------------------------- ------------------ ------------------- ------------------ -------------------
NASDAQ-100(R) 2x Strategy Fund

----------------------------------- ------------------ ------------------- ------------------ -------------------
Russell 2000(R) 2x Strategy Fund
----------------------------------- ------------------ ------------------- ------------------ -------------------
S&P 500 2x Strategy Fund

----------------------------------- ------------------ ------------------- ------------------ -------------------

RYDEX SERIES FUNDS (FOR ALL SERIES EXCEPT RYDEX U.S. GOVERNMENT MONEY MARKET FUND):
----------------------------------- -----------------------------------------------------------------------------
               FUND                                              SHARES OUTSTANDING
----------------------------------- -----------------------------------------------------------------------------
                                      A-CLASS      C-CLASS      H-CLASS      ADVISOR     INVESTOR       TOTAL
                                                                              CLASS        CLASS
----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex | SGI All-Asset Aggressive
Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex | SGI All-Asset
Conservative Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex | SGI All-Asset Moderate
Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex | SGI All-Cap Opportunity
Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex | SGI Alternative
Strategies Allocation Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Banking Fund
----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------

----------------------------------- -----------------------------------------------------------------------------
               FUND                                              SHARES OUTSTANDING
----------------------------------- -----------------------------------------------------------------------------
                                      A-CLASS      C-CLASS      H-CLASS      ADVISOR     INVESTOR       TOTAL
                                                                              CLASS        CLASS
----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Basic Materials Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Biotechnology Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Commodities Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Consumer Products Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Electronics Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Energy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Energy Services Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Europe 1.25x Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Financial Services Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex | SGI Global 130/30
Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex | SGI Global Market Neutral
Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Government Long Bond 1.2x
Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Health Care Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex High Yield Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Internet Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Inverse Government Long
Bond Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Inverse High Yield Strategy
Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Inverse Mid-Cap Strategy
Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Inverse NASDAQ-100(R)
Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Inverse Russell 2000(R)
Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------

----------------------------------- -----------------------------------------------------------------------------
               FUND                                              SHARES OUTSTANDING
----------------------------------- -----------------------------------------------------------------------------
                                      A-CLASS      C-CLASS      H-CLASS      ADVISOR     INVESTOR       TOTAL
                                                                              CLASS        CLASS
----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Inverse S&P 500 Strategy
Fund
----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Japan 2x Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Leisure Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex | SGI Long/Short
Commodities Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex | SGI Managed Futures
Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Mid-Cap 1.5x Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex | SGI Multi-Hedge
Strategies Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex NASDAQ-100(R) Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Nova Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Precious Metals Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Real Estate Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Retailing Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Russell 2000(R) 1.5x Strategy
Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Russell 2000(R) Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex S&P 500 Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex S&P 500 Pure Growth Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex S&P 500 Pure Value Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex S&P MidCap 400 Pure Growth
Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex S&P MidCap 400 Pure Value
Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex S&P SmallCap 600 Pure
Growth Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------

----------------------------------- -----------------------------------------------------------------------------
               FUND                                              SHARES OUTSTANDING
----------------------------------- -----------------------------------------------------------------------------
                                      A-CLASS      C-CLASS      H-CLASS      ADVISOR     INVESTOR       TOTAL
                                                                              CLASS        CLASS
----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex S&P SmallCap 600 Pure Value
Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Strengthening Dollar 2x
Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Technology Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Telecommunications Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Transportation Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Utilities Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Rydex Weakening Dollar 2x
Strategy Fund

----------------------------------- ------------ ------------ ------------ ------------ ------------ ------------


RYDEX SERIES FUNDS - RYDEX U.S. GOVERNMENT MONEY MARKET FUND SERIES:
-----------------------------------------------------------------------------------------------------------------
                               SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------
    A-CLASS          C-CLASS         H-CLASS      ADVISOR CLASS   INVESTOR CLASS  INVESTOR2       TOTAL
                                                                                  CLASS
----------------- --------------- --------------- --------------- --------------- --------------- ---------------

                                   APPENDIX H

            BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND

[As of February 24, 2010, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more of a class of each Fund's outstanding securities:]

RYDEX DYNAMIC FUNDS

---------------------------------- -------------------------- -------------------------- --------------------------
      RYDEX DYNAMIC FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             A-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Dow 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse Dow 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse NASDAQ-100(R) 2x Strategy
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse Russell 2000(R) 2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse S&P 500 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
NASDAQ-100(R) 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Russell 2000(R) 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
S&P 500 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
      RYDEX DYNAMIC FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             C-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Dow 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse Dow 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse NASDAQ-100(R) 2x Strategy
Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
      RYDEX DYNAMIC FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             C-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse Russell 2000(R) 2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse S&P 500 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
NASDAQ-100(R) 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Russell 2000(R) 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
S&P 500 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
      RYDEX DYNAMIC FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             H-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Dow 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse Dow 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse NASDAQ-100(R) 2x Strategy
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse Russell 2000(R) 2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Inverse S&P 500 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
NASDAQ-100(R) 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Russell 2000(R) 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
S&P 500 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

RYDEX SERIES FUNDS

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             A-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Asset Aggressive
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Asset
Conservative Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Asset Moderate
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Cap Opportunity
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Alternative
Strategies Allocation Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Banking Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Basic Materials Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Biotechnology Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Commodities Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Consumer Products Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Electronics Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Energy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Energy Services Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Europe 1.25x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Financial Services Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Global 130/30
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             A-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Global Market
Neutral Fund

---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Government Long Bond 1.2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Health Care Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex High Yield Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Internet Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse Government Long
Bond Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse High Yield
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse Mid-Cap Strategy
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse NASDAQ-100(R)
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse Russell 2000(R)
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse S&P 500 Strategy
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Japan 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Leisure Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Long/Short
Commodities Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Managed Futures
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Mid-Cap 1.5x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             A-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Multi-Hedge
Strategies Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex NASDAQ-100(R) Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Nova Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Precious Metals Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Real Estate Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Retailing Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Russell 2000(R) 1.5x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Russell 2000(R) Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P 500 Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P 500 Pure Growth Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P 500 Pure Value Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P MidCap 400 Pure Growth
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P MidCap 400 Pure Value
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P SmallCap 600 Pure
Growth Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P SmallCap 600 Pure
Value Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Strengthening Dollar 2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             A-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Technology Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Telecommunications Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Transportation Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex U.S. Government Money
Market Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Utilities Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Weakening Dollar 2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             C-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Asset Aggressive
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Asset
Conservative Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Asset Moderate
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Cap Opportunity
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Alternative
Strategies Allocation Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Banking Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Basic Materials Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Biotechnology Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Commodities Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             C-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Consumer Products Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Electronics Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Energy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Energy Services Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Europe 1.25x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Financial Services Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Global 130/30
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Global Market
Neutral Fund

---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Government Long Bond 1.2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Health Care Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex High Yield Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Internet Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse Government Long
Bond Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse High Yield
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse Mid-Cap Strategy
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse NASDAQ-100(R)
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             C-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse Russell 2000(R)
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse S&P 500 Strategy
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Japan 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Leisure Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Long/Short
Commodities Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Managed Futures
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Mid-Cap 1.5x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Multi-Hedge
Strategies Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex NASDAQ-100(R) Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Nova Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Precious Metals Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Real Estate Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Retailing Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Russell 2000(R) 1.5x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Russell 2000(R) Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P 500 Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             C-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P 500 Pure Growth Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P 500 Pure Value Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P MidCap 400 Pure Growth
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P MidCap 400 Pure Value
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P SmallCap 600 Pure
Growth Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P SmallCap 600 Pure
Value Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Strengthening Dollar 2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Technology Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Telecommunications Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Transportation Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex U.S. Government Money
Market Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Utilities Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Weakening Dollar 2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------


---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             H-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Asset Aggressive
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             H-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Asset
Conservative Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Asset Moderate
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI All-Cap Opportunity
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Alternative
Strategies Allocation Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Commodities Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Europe 1.25x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Global 130/30
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Global Market
Neutral Fund

---------------------------------- -------------------------- -------------------------- --------------------------
Rydex High Yield Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse High Yield
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse Mid-Cap Strategy
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse Russell 2000(R)
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Japan 2x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Long/Short
Commodities Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Managed Futures
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Mid-Cap 1.5x Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
             H-CLASS                   BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex | SGI Multi-Hedge
Strategies Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Real Estate Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Russell 2000(R) 1.5x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Russell 2000(R) Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P 500 Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P 500 Pure Growth Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P 500 Pure Value Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P MidCap 400 Pure Growth
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P MidCap 400 Pure Value
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P SmallCap 600 Pure
Growth Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex S&P SmallCap 600 Pure
Value Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Strengthening Dollar 2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Weakening Dollar 2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
          ADVISOR-CLASS                BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Banking Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Basic Materials Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
          ADVISOR-CLASS                BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Biotechnology Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Consumer Products Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Electronics Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Energy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Energy Services Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Financial Services Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Government Long Bond 1.2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Health Care Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Internet Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse Government Long
Bond Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse NASDAQ-100(R)
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse S&P 500 Strategy
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Leisure Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex NASDAQ-100(R) Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Nova Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Precious Metals Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
          ADVISOR-CLASS                BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Retailing Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Technology Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Telecommunications Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Transportation Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex U.S. Government Money
Market Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Utilities Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
         INVESTOR-CLASS                BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Banking Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Basic Materials Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Biotechnology Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Consumer Products Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Electronics Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Energy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Energy Services Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Financial Services Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Government Long Bond 1.2x
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
          ADVISOR-CLASS                BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Health Care Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Internet Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse Government Long
Bond Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse NASDAQ-100(R)
Strategy Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Inverse S&P 500 Strategy
Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Leisure Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex NASDAQ-100(R) Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Nova Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Precious Metals Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Retailing Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Technology Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Telecommunications Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Transportation Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex U.S. Government Money
Market Fund
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex Utilities Fund
---------------------------------- -------------------------- -------------------------- --------------------------

---------------------------------- -------------------------- -------------------------- --------------------------
       RYDEX SERIES FUNDS:          NAME AND ADDRESS OF THE    AMOUNT OF SHARES OWNED     PERCENTAGE OF THE CLASS
         INVESTOR2-CLASS               BENEFICIAL OWNER
---------------------------------- -------------------------- -------------------------- --------------------------
Rydex U.S. Government Money
Market Fund
---------------------------------- -------------------------- -------------------------- --------------------------

                              [FORM OF PROXY CARD]
                             [FUND NAME PRINTS HERE]
                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850
                                 1-800 -820-0888

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 23, 2010

The undersigned hereby appoint(s) [ ], or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

                            v FOLD AND DETACH HERE v

.................................................................................


                      [FUND NAME PRINTS HERE] (THE "FUND")

            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 23, 2010

       THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "X" in the appropriate boxes below:

     1. To approve a new investment advisory agreement between the Fund and PADCO Advisors, Inc.

                  FOR                    AGAINST                ABSTAIN

                  | |                      | |                    | |

     2. To approve a new investment sub-advisory agreement between PADCO Advisors, Inc. and Security Global Investors, LLC for Rydex | SGI Global 130/30 Strategy Fund and Rydex | SGI Global Market Neutral Fund.

                  FOR                    AGAINST                ABSTAIN

                  | |                      | |                    | |

     3.   To approve a new fundamental investment policy on borrowing money.

                  FOR                    AGAINST                ABSTAIN

                  | |                      | |                    | |

                                     PLEASE VOTE BY CHECKING THE APPROPRIATE |X|
                                                      BOX AS IN THIS EXAMPLE

Signature: _______________________  Signature (if held jointly): _______________

Date: ___________________________   Date: ______________________________________

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

                            PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

Online          1.   Click on www.proxyonline.com.

                2.   Enter the 12 digit control number.

                3.   Follow the instructions on the Web site.

                4. Once you have voted, you do not need to mail your proxy card.



By Phone        1.   Call toll-free [1-________].

                2.   Enter the 12 digit control number.

                3.   Follow the recorded instructions.

                4. Once you have voted, you do not need to mail your proxy card

By Mail         Complete and sign your proxy card and mail it in
                    the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.

In Person       The  Shareholder  Meeting  will take place on April 23,  2010 at
                    1:00 p.m. ET, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


                            v FOLD AND DETACH HERE v
--------------------------------------------------------------------------------

                                   Questions?

We urge you to spend time reviewing your proxy statement and the proposals included in the package. Should you have any questions, we encourage you to call [1-_______] toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern Time. We have retained [_________] to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from [_________] may call you to remind you to exercise your vote.


                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY